Posting Supplement No. 211 dated May 11, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 374007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374007	$8,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374007. Member loan 374007 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	Coral Springs, FL

Home town:	Chicago
Current & past employers:	Dimitri Kehagias
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I've found my potential first home. Unfortunately no one will give me a loan because it's too small. On the other hand, I can't ask for more because they won't give me more than the listing price. Someone help me out of this sticky situation.

A credit bureau reported the following information about this borrower member on January 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,788.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380243	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380243. Member loan 380243 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	west covina unified school district	Debt-to-income ratio:	9.92%
Length of employment:	3 years 8 months	Location:	encino, CA

Home town:	los angeles
Current & past employers:	west covina unified school district
Education:	BA, UCSB; EdS. UNLV

This borrower member posted the following loan description, which has not been verified:

kitchen improvement

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,431.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 381680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381680	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381680. Member loan 381680 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$21,728 / month
Current employer:	n/a	Debt-to-income ratio:	7.82%
Length of employment:	4 years 6 months	Location:	Manor, TX

Home town:	Grand Blanc
Current & past employers:	Dell
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Business Expansion Funds: We have a successful, six year old retail tax business that is ready for new expansion. We are seeking a small bridge loan to allow us to expand our market by adding a second location. We offer retail tax preparation services for low to mid income customers in fast growing county covering over 600 square miles. The business was founded in 2002 and was cash flow positive from the start. Since opening we have prepared returns for more than 3,500 customers. This is a recession proof business. Every year more people file their taxes with a paid preparer and we are looking to broaden our customer base with an additional office location. The requested funds will be used for working capital ??? office rent, utilities, advertising, etc., and build out of a new office. With this expansion we will capture a larger market share. County growth is extremely fast, and the growth opportunity for the business is excellent. We have worked hard to maintain a perfect payment record on both personal and business credit. Our business credit is strong with an 80 Paydex from D&B, and a 90+ Credit score from Experian. We are willing to accept a higher interest rate to ensure we are able to continue our growth in the current lending environment. Feel free to email me if you have any questions or concerns. Terry

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	45
Revolving Credit Balance:	$11,697.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381739	$22,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381739. Member loan 381739 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Smart Source LLC	Debt-to-income ratio:	7.78%
Length of employment:	6 years 3 months	Location:	New York, NY

Home town:	New York
Current & past employers:	Smart Source LLC
Education:

This borrower member posted the following loan description, which has not been verified:

TEST

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$18,067.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388719	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388719. Member loan 388719 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Foley & Lardner LLP	Debt-to-income ratio:	14.60%
Length of employment:	3 years 11 months	Location:	Oakland, CA

Home town:	Ishpeming
Current & past employers:	Foley & Lardner LLP
Education:	Mills College

This borrower member posted the following loan description, which has not been verified:

I am a single woman who works full-time. Recently, had an accident and incurred credit card debt to pay my bills on time. The credit card companies hooked me with the low introductory percentage interest rate and since raised that rate to 30% for no reason.

A credit bureau reported the following information about this borrower member on March 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,093.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389368	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389368. Member loan 389368 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Golds Gym	Debt-to-income ratio:	7.13%
Length of employment:	2 years	Location:	Cypress, TX

Home town:	Louisville
Current & past employers:	Golds Gym, Fitness Inferno, Olympus Fitness
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt at a lower interst rate. I have never missed a payment, but over the past two years my credit card companies have somehow gotten away with increasing my interest rates over and over again. I pay over the minimum payment per month on all my cards by paying about $700-800.00 a month, but I just can't keep up with the rising interest rates. Can anyone please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,616.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 389754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389754	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389754. Member loan 389754 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	retired	Debt-to-income ratio:	18.37%
Length of employment:	n/a	Location:	HOSCHTON, GA

Home town:	Liberty
Current & past employers:	retired, Lucent Technologies
Education:	Brenau University

This borrower member posted the following loan description, which has not been verified:

I am in the process of applying for a CLC license for UGA, GT, Auburn, AL, University of FL, FL State, Clemson and the University of SC. I have thirteen products at this time I am presenting. I have solicited advise from fifteen college merchandising stores in and around my location. Twelve said they would carry the product and thought they would sell well in their stores. One of these stores ???????Fanatice Fanz??????? has five locations. Of the three stores that said they would not carry the products they were primarily apparel stores. Based on my research my lowest projection of an average 1300 units per month and would net before taxes $271,000 in first year, or high side of 3000 units per month would net before taxes of $1.700,000 in first year. Unable to get a dollar figure for any of the colleges I am applying for, I did find out that Texas lead the nation in revenue generated by royalties in 2007-2008 2nd quarter of $8.2 million, Texas charged an 8 percent royalty fee so that means that Texas merchandise sold totaled somewhere in the $102M range. With UGA, University of Fl, AL, Auburn, Fl State, University of SC and GT being ranked number 2, 4, 5, 11,16, 22 and 40 respectfully in total merchandising sold in 2008-2009 2nd quarter, I feel that my projection of 1000 units per month spaced over just these colleges is a conservative estimate. I have been on many of those retailer web pages and have not seen anything close to my acrylic products.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	11
Revolving Credit Balance:	$14,377.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391128	$16,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391128. Member loan 391128 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	TBE Group	Debt-to-income ratio:	22.45%
Length of employment:	3 years 6 months	Location:	Cortland, OH

Home town:
Current & past employers:	TBE Group, International Engineering Firm
Education:	Hiram College, Youngstown State University

This borrower member posted the following loan description, which has not been verified:

I am graduating with my BA in Business Management, and I am going to be starting my Masters program. I am looking to consolidate all debt, school loans etc. I have had a 15 year credit history now with all accounts in good standing with no late payments.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,860.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391445	$20,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391445. Member loan 391445 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,579 / month
Current employer:	Questar Pipeline Company	Debt-to-income ratio:	18.89%
Length of employment:	14 years	Location:	DIXON, WY

Home town:	Craig
Current & past employers:	Questar Pipeline Company, Coastal Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

We live in a well kept, but older (1982) 28X56 double-wide mobile home which we bought new. Because it is not set on a permanent foundation, it is not possible to find conventional home improvement or home equity financing. The home is fully owned and insured and sits on property we own as well. We removed and sold the wheels, axles and tongue, when it was set in 1982 and have never had any intentions of moving it, but that doesn't mean anything to the banks. It is still classified as personal property and not real estate. We want to make a personal loan for $20,000 and have vinyl siding installed. We made a similar loan in 1998 and had a metal roof and skylights installed at that time.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,683.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391603	$13,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391603. Member loan 391603 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Darden Restaurants	Debt-to-income ratio:	18.20%
Length of employment:	11 years 6 months	Location:	Virginia Beach, VA

Home town:	Easton
Current & past employers:	Darden Restaurants
Education:	Wesley College-Dover

This borrower member posted the following loan description, which has not been verified:

This is a screen printing business selling high quality, original apparel via an all inclusive e-commerce web site.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,116.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392254	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392254. Member loan 392254 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,042 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.54%
Length of employment:	4 years 5 months	Location:	Kansas City, MO

Home town:	Anchorage
Current & past employers:	Self Employed, Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

My purpose for getting this loan is to buy a training airplane so I can inexpensively get flight training and enter the aviation industry with as little student loans as possible. This is in contrast to the industry standard of $60K - $80K in loans when a student graduates flight school. My plan is to buy an inexpensive and economical training airplane for around $15,000. I have talked to flight instructors and airplane mechanics about which planes are best for my needs and have located several options in my price range. The airplanes I am looking at are very economical to operate, allowing me to pay for all my flight training out of pocket. Unlike cars, airplanes do not depreciate once they reach a certain age. This is because the FAA requires airplanes to undergo specific maintenance at set times throughout their life. So, once my training is complete, I will have the option to sell the airplane for as much or more than I paid for it. Another benefit of owning my own plane is that I can rent it to other students and offset the cost of maintenance and the payments on my loan. I take borrowing money very seriously and do so only when it is for an intelligent investment, such as my education. When I have borrowed in the past, I've always kept my word and have never been late on any payment - EVER.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,430.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392873	$5,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392873. Member loan 392873 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,000 / month
Current employer:	Wildeco, Inc.	Debt-to-income ratio:	6.64%
Length of employment:	7 years 6 months	Location:	Wall, TX

Home town:	San Angelo
Current & past employers:	Wildeco, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I have a big payment coming in, but not till December so I need to get a better rate on my citi card. I have always paid on time and have very good cr. I had to move offices, and I had to but alot on my citi card. So in December I get my payment of 25,000 from family.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,575.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393310	$6,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393310. Member loan 393310 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Anaya Welding and Lease	Debt-to-income ratio:	11.34%
Length of employment:	8 years 5 months	Location:	edinburg, TX

Home town:	Edinburg
Current & past employers:	Anaya Welding and Lease
Education:	South Texas College, University of Texas San Antonio

This borrower member posted the following loan description, which has not been verified:

Just inherited 20 yr old home and am requesting a personal loan for home improvements. I currently have no mortgage, no children and 1 car note which is nearing payoff. I am the Safety Director for our family owned business specializing in oilfield and pipeline construction which is going on 30 years serving the South Texas Oil & Gas industry. I?ve turned to LendingClub lenders in lieu of its competitive low APR and am looking forward to my first experience with LendingClub and am already looking forward into becoming a lender myself. The loan is allocated to only financing this one project as I like to keep my revolving credit to a minimum I felt that a loan would work best in this situation; expenses will cover contractor and material.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,415.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393313	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393313. Member loan 393313 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Lehigh Cement Company	Debt-to-income ratio:	4.90%
Length of employment:	16 years	Location:	Taneytown, MD

Home town:	Taneytown
Current & past employers:	Lehigh Cement Company
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

The loan will be used to pay off loans taken out from my parents

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,850.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 394620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394620	$20,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394620. Member loan 394620 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	department of public safety	Debt-to-income ratio:	16.94%
Length of employment:	12 years 3 months	Location:	ROYSE CITY, TX

Home town:	Albany
Current & past employers:	department of public safety, united states army
Education:	Savannah State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card which has an interest rate of 14.9%, and lower debt with a better interest rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395896	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395896. Member loan 395896 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Applebee's	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Crookston, MN

Home town:	Crookston
Current & past employers:	Applebee's, LM Glasfibre
Education:	University of North Dakota

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan as a means to finance my certification as a mobile electronics installation technician. At this time I have chosen to pursue an education in mobile electronic installation at mobile Dynamics in Phoenix, AZ as it has always been a passion of mine and a source of great interest and time spent unprofessionally. To date I have designed and installed my personal stereo in my previously owned vehicle. That system consisted of a new head unit, all new mids & highs, dual subwoofers and dual amplifiers to power both the subs and rear 6x9's. My other passion within audio electronics is designing and building custom drivers. To date I have designed and built multiple custom prototypes for my personal use. The training and certification that Mobile Dynamics offers will allow me to begin full-time work and career development within the field of mobile electronics. At this time I am able to cover a portion of the required costs of attendance and plan to continue my part-time work while receiving the Mobile Dynamics certification. After completion of this course I will begin full-time work within the car audio industry and pursue a continued development of myself as a installation technician and the industry of which I will be a part of.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396081	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396081. Member loan 396081 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	PRA International	Debt-to-income ratio:	24.50%
Length of employment:	8 years 6 months	Location:	TROY, VA

Home town:	Wayne
Current & past employers:	PRA International, General Electric
Education:	Piedmont Virginia Community College

This borrower member posted the following loan description, which has not been verified:

This will be used to pay off an existing vehicle loan as well as a credit card, consolidating into a single loan. Monies will also be used to pay for orthodontia expenses that my insurance does not cover.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,544.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396543	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396543. Member loan 396543 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	picerne development	Debt-to-income ratio:	21.43%
Length of employment:	2 years 6 months	Location:	APOPKA, FL

Home town:	Santo Domingo
Current & past employers:	picerne development, arden development
Education:	cectec college

This borrower member posted the following loan description, which has not been verified:

is a mercedes

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	70
Revolving Credit Balance:	$33,269.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396874	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396874. Member loan 396874 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,342 / month
Current employer:	Southern Wine and Spirits	Debt-to-income ratio:	11.84%
Length of employment:	4 years 2 months	Location:	Brooklyn, NY

Home town:	Port of Spain
Current & past employers:	Southern Wine and Spirits, Fox-Pitt Kelton
Education:

This borrower member posted the following loan description, which has not been verified:

Hey Guys, My name is Dwight and I am looking for a low interest rate loan, in order to pay off my high interest rate credit cards. I have worked for the same company for the last 4 years at a base salary of 76k and I have a decent credit score. Thanks for reviewing my application.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	52
Revolving Credit Balance:	$8,682.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 397429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397429	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397429. Member loan 397429 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	old hammer service	Debt-to-income ratio:	15.83%
Length of employment:	6 years 2 months	Location:	springfield, VA

Home town:	seoul
Current & past employers:	old hammer service, RNK aircondition
Education:	kyunggi college

This borrower member posted the following loan description, which has not been verified:

I need money for fix my house

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	49
Revolving Credit Balance:	$38,558.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 397651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397651	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397651. Member loan 397651 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,125 / month
Current employer:	Medvance Institute	Debt-to-income ratio:	21.09%
Length of employment:	1 year	Location:	Port Saint Lucie, FL

Home town:	Eastliverpool
Current & past employers:	Medvance Institute
Education:	Indian River State College/ IRSC.edu

This borrower member posted the following loan description, which has not been verified:

I'm looking to put all my remaining credit card debt on to a single bill and pay it off.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	43
Revolving Credit Balance:	$10,800.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397947	$21,600	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397947. Member loan 397947 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	19.84%
Length of employment:	12 years 6 months	Location:	Delhi, LA

Home town:	Delhi
Current & past employers:	Merrill Lynch, Delhi Insurance
Education:	University of Louisiana at Monroe

This borrower member posted the following loan description, which has not been verified:

This money will be used to supplement my daughter's college living expenses. She is an independent student going to school out of state in Florida. She will be entering her Junior year this fall semister. To date she has maintained grades to place her on the Dean's Academic List each semister. She has been living and working in Florida for the past 6 years as an entertainer for Walt Disney World Resorts. She decided to go back to school in Event Management and Hospitality. Since enrolling in this major, she has been chosen for an internship with the Central Florida Hotel and Lodging Association. She is the first student every to be asked back as an intern for 3 semisters. She just accepted a part time position with Loew's Hotels at Universal Studio's in Orlando as an event coordinator. She knows what she wants and has worked very hard to achieve her goals. This loan will help me to keep her in this school and obtain a get job after graduation. I've been employed as a Financial Advisor with Merrill Lynch for almost 13 years. My income level will increase considerably after one of my partners retires within the next 12 months.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,289.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 398104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398104	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398104. Member loan 398104 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	American Pest Control	Debt-to-income ratio:	16.15%
Length of employment:	5 years 1 month	Location:	Winterville, GA

Home town:	Athens
Current & past employers:	American Pest Control, Tires Plus, Pep Boys
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidating credit card debt in order to pay off faster and free up monthly income.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,852.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398116	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398116. Member loan 398116 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,575 / month
Current employer:	State Of Ca	Debt-to-income ratio:	10.49%
Length of employment:	5 years 2 months	Location:	FORT BRAGG, CA

Home town:	Marysville
Current & past employers:	State Of Ca
Education:	Yuba College

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a credit card. The credit card company has just raised the interest rate again. My goal is to pay off this credit card, but find it impossible as the rate continues to climb. I have a excellant credit history, I have never defaulted on a loan. This credit card was used to pay medical bills for my husband. We want to buy a house, but feel the credit card debt must be paid first. Thank you for your time.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,963.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398134	$3,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398134. Member loan 398134 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,958 / month
Current employer:	manekin construction	Debt-to-income ratio:	13.42%
Length of employment:	9 years 1 month	Location:	timonium, MD

Home town:	Elyria
Current & past employers:	manekin construction, hill management co. inc
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking for a personal loan for the above listed amount. It will be used for a retainer for my lawyer for an upcoming court hearing for child support modification. My recent credit score has been rising in the past 4 to 5 years. I am a relatively reliable source for repaying loans. My work history is consistant and have been with my current employer for 9 years. Thank you in advance George

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,386.00	Public Records On File:	1
Revolving Line Utilization:	55.00%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398139	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398139. Member loan 398139 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	State of NJ _ ELEC	Debt-to-income ratio:	11.80%
Length of employment:	3 years 6 months	Location:	Hamilton, NJ

Home town:	Trenton
Current & past employers:	State of NJ _ ELEC, Election Law Enforcement Commission
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

Was looking to consolidate debt.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,842.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398162	$24,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398162. Member loan 398162 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,516 / month
Current employer:	McFadden Consulting	Debt-to-income ratio:	7.57%
Length of employment:	2 years	Location:	Ardmore, PA

Home town:
Current & past employers:	McFadden Consulting, Union Memorial Hospital, DMS Health Systems, HR Block
Education:	California University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

This loan is to purchase a investment property. This property has a renter which has lived there for 5 years and hopes to stay there for at least another 9 years which would be retirement. It is a bank own property and the bank is currently recieving HUD payments for the rent monthly. The property is in good shape and is inspected annually by HUD, next inspection scheduled for May 2009. This home has always passed inspection for the last 5 years. I believe it's a great investment and that I can negotiate a better deal with cash and a quick closing.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	7
Revolving Credit Balance:	$13,429.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 398197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398197	$9,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398197. Member loan 398197 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	The Brattleboro Savings and Loan Association F.A.	Debt-to-income ratio:	24.31%
Length of employment:	3 years 6 months	Location:	TOWNSHEND, VT

Home town:	Williston Park
Current & past employers:	The Brattleboro Savings and Loan Association F.A.
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

I am seeking the opportunity to refinance the majority of my credit card balances totaling approximately $23,500.00. Employed in financial services for nearly 10 years and current employed on a full time, salaried basis with a local mutually-owned savings bank. Recent circumstances required that I relocate and I utilized revolving debt to finance the process. I am seeking the opportunity to consolidate debt in order to ensure payments are made in a timely manner, reduce interest rates and improve my credit. I take responsibility for my obligations and am seeking a better way to ensure that they are satisfied within borrowing terms and ensure that I can live within my means.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$23,802.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398358	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398358. Member loan 398358 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,858 / month
Current employer:	Sports Constructors Inc	Debt-to-income ratio:	23.06%
Length of employment:	1 year 9 months	Location:	GRAND PRAIRIE, TX

Home town:	Dallas
Current & past employers:	Sports Constructors Inc, Intracorp/Cigna Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off credit cards that have high interest rates. I will request lower interest rates on the Discover cards since I have been a member since 2001.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	21
Revolving Credit Balance:	$5,244.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398469	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398469. Member loan 398469 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	J. Crew	Debt-to-income ratio:	19.89%
Length of employment:	2 years	Location:	SANDY, UT

Home town:
Current & past employers:	J. Crew
Education:

This borrower member posted the following loan description, which has not been verified:

i will pay off my 3 credit cards, visa, MC, and discover. I have good credit and have alway paid my bills on time, i'm just not getting them paid down by paying the minimum or a little over. I plan on paying them off with a loan and then canceling them so they will be good for gone. I would like the monthly payment to stay under $700, to fit my budget.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,563.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398711

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398711	$17,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398711. Member loan 398711 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	New York City Police Department	Debt-to-income ratio:	16.00%
Length of employment:	3 years	Location:	Bronx, NY

Home town:
Current & past employers:	New York City Police Department, New York City Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Hi everyone. I just want you all to know I have no problem paying more than the minimum monthly payment on my account, but the interests are so high that I decided to get a personal loan. And since the interest will be lower on this loan, I'll be able to finish paying this loan faster. Thank you all for your help

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,613.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398779	$18,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398779. Member loan 398779 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Accurate Steel Erectors Inc.	Debt-to-income ratio:	14.49%
Length of employment:	2 years 10 months	Location:	Longview, WA

Home town:	South Bend
Current & past employers:	Accurate Steel Erectors Inc., Columbia Steel Erectors
Education:

This borrower member posted the following loan description, which has not been verified:

I am a family man and a home owner. I am a foreman in the metal construction trade and my employment over the years always remains steady. I think You will find from my crdeit report, that I always pay my debt on time, but have become overwhelmed in credit card debt and interest payments! I find myself in a position where the interest is all I can afford to pay and I cannot reduce my debt, although I have been a very good customer through the years, my credit cards continue to carry very high rates.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,976.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398816	$16,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398816. Member loan 398816 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Steven Pinzer	Debt-to-income ratio:	1.76%
Length of employment:	4 years	Location:	Eleele, HI

Home town:	Honlulu
Current & past employers:	Steven Pinzer
Education:	Kauai Community College

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Alison Niitani. I am a single mother with good family support. I am graduating from nursing school on May 15, 2009. I already have my LPN license and will be joining the US army nurse corps. I have a good credit history and a stable job working as a nanny for four years. I make enough to cover the monthly payment. By joining the army my student loan of 14,000 will be gone and I will receive a bonus for joining. I will also receive a higher pay than other recruitment, because I already have a degree and license. I will use my loan wisely to set up an apartment to live in until basic training has started and is over with. I am a hard working person who always pay my bills on time and in full.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,502.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398993	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398993. Member loan 398993 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	23.78%
Length of employment:	n/a	Location:	Louisville, KY

Home town:	Shelbyville
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to elimitate several of my low limit credit cards

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$196,371.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399085	$17,600	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399085. Member loan 399085 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,957 / month
Current employer:	East China Public Schools	Debt-to-income ratio:	11.65%
Length of employment:	9 years	Location:	St. Clair, MI

Home town:	Mt. Pleasant
Current & past employers:	East China Public Schools, Central Michigan University
Education:	Central Michigan University, Northwestern University

This borrower member posted the following loan description, which has not been verified:

After several years of slowly gaining more debt due to college and graduate school, now I'm ready to get out of debt completely. I have been trying to pay down the student loans and credit cards, but am sick of the incredible interest rates I am paying to get myself out of debt from my education.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	3
Revolving Credit Balance:	$27,914.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399382	$7,975	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399382. Member loan 399382 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,583 / month
Current employer:	State Farm Insurance Companies	Debt-to-income ratio:	17.41%
Length of employment:	35 years	Location:	benton, AR

Home town:	pine bluff
Current & past employers:	State Farm Insurance Companies, none
Education:	Henderson State University

This borrower member posted the following loan description, which has not been verified:

In working my business plan,i need little help for my 2nd quarter 2009 for prospecting my book of business .i have 35 years as state farm agent,i will pay the lone back 12 to 24 mo.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$123,692.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 399398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399398	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399398. Member loan 399398 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RONCO Consulting Corporation	Debt-to-income ratio:	24.18%
Length of employment:	4 years 1 month	Location:	Herndon, VA

Home town:	Newport
Current & past employers:	RONCO Consulting Corporation
Education:	Averett University

This borrower member posted the following loan description, which has not been verified:

Seeking a 36 month loan to be used for engineering and legal fees in obtaining building permits for a house in suburban Washington DC.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311,616.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399462	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399462. Member loan 399462 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	BL 4 Productions	Debt-to-income ratio:	1.86%
Length of employment:	1 year	Location:	hollywood, CA

Home town:	alvin, tx
Current & past employers:	BL 4 Productions, Entertainment Partnersa
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

The loan will be used as capital for an investment in R Bank, a community bank currently in organization in Round Rock, Texas. The investment horizon is long-term with likely nearer-term quarterly yields, resulting from dividends to be based on bank profitability. For more information on R Bank, you may refer to the following article in Houston Business Journal - http://houston.bizjournals.com/houston/stories/2009/03/23/story3.html - or this one in American Banker (subscription required) - http://www.americanbanker.com/article.html?id=20090323ONY9DQVT&queryid=163313165&hitnum=1. Please note that loan repayment will be based on my monthly income as well as other assets and will not be contingent upon the yield or return on this investment.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,736.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399472	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399472. Member loan 399472 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,383 / month
Current employer:	n/a	Debt-to-income ratio:	22.69%
Length of employment:	4 years	Location:	ALEXANDRIA, VA

Home town:	Syracuse
Current & past employers:
Education:	St. Lawrence University

This borrower member posted the following loan description, which has not been verified:

The current institution holding my loan has increased the interest rate due to their overhead costs. I've never been late on payments and I've paid more than the minimum due on every payment made. I would like to have this debt paid off within 2 to 3 years. Thank you very much!

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,806.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399510	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399510. Member loan 399510 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Universal Protection Services	Debt-to-income ratio:	12.60%
Length of employment:	3 years 2 months	Location:	Capitola, CA

Home town:	Santa Cruz
Current & past employers:	Universal Protection Services, Securitas security
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, my name is Milo and I would like to use the money to pay down my debt on my credit card. My current credit card is at 19%, so I would use the money to pay down the debt immediately to save on in the interest. I have been working at the same company for three years and in addition I also have monthly income coming in from other investments. I believe to be a low risk investment because of the following: My rent is very low ($550), food expenses are low 150$,no medical bills, I have monthly investment income, have no child and I'm single. If anyone has a question, please ask. Thanks for looking.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	33
Revolving Credit Balance:	$16,292.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399590	$21,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399590. Member loan 399590 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,500 / month
Current employer:	William Morris	Debt-to-income ratio:	7.26%
Length of employment:	17 years	Location:	MARINA DEL REY, CA

Home town:	Minneapolis
Current & past employers:	William Morris, Triad Artists
Education:	University of Arizona

This borrower member posted the following loan description, which has not been verified:

I am completing a kitchen renovation to increase my property's value.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$129,705.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399592	$14,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399592. Member loan 399592 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,329 / month
Current employer:	Legion Design/ Campbell & Associates	Debt-to-income ratio:	12.20%
Length of employment:	4 years	Location:	Lorton, VA

Home town:	Rich Creek
Current & past employers:	Legion Design/ Campbell & Associates
Education:	University of Delaware, George Mason University

This borrower member posted the following loan description, which has not been verified:

I am currently a Design Engineer with a B.S in Engineering and a Masters Degree in Civil and Infrastructure Engineering. I am starting a firm that will concentrate on contracts with Federal and Local Government Design Contracts. I need some working capital, as well as some funds to pay off some debt I have accumulated on a personal credit card.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399616	$10,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399616. Member loan 399616 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Halstrom High School	Debt-to-income ratio:	14.74%
Length of employment:	10 months	Location:	Mission Viejo, CA

Home town:	San Pedro
Current & past employers:	Halstrom High School, Victoria's Secret, Mathnasium of Orange
Education:	Azusa Pacific University

This borrower member posted the following loan description, which has not been verified:

My husband and I are applying for this loan in order to pay off our credit cards. We are actively working to eliminate our debt, increase our credit scores, and save money for a down payment on a house in the next 18 months. We have clear credit histories with no missed or late payments. Our interest rates have been raised during this recession, but we have had zero issues paying more than the minimum payment every month. This loan would enable us to pay off almost all of our debt and realize our goal of homeownership in the next 18 months. We will continue to pay more than our monthly payment in order to eliminate this debt in less than 36 months.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,175.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399645	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399645. Member loan 399645 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Spherion	Debt-to-income ratio:	24.72%
Length of employment:	10 months	Location:	Pittsburgh, PA

Home town:	Landstuhl
Current & past employers:	Spherion, Northwestern Mutual
Education:	University of Pittsburgh-Main Campus, Chatham University

This borrower member posted the following loan description, which has not been verified:

I am looking to pay some medical bills. I recently received insurance, but that did not stop the bills from mounting. I am a reliable professional who needs a little bit of a push. I pay all of my bills on time and just need help getting out of the slump.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,231.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399764	$22,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399764. Member loan 399764 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Total Merchant Services	Debt-to-income ratio:	4.73%
Length of employment:	1 year 6 months	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Total Merchant Services, BW
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

I'm adding new services thus need to hire two agents. I've tested the market for the past four months and the result exceeds my expectation. I need this amount to launch a full marketing campaign and to pay these two agents (minimum wage + commissions). My current monthly income is $8,500. The expenses are as follows: Rent: $1,400/month Car payment: $475/month Car insurance: $430/six months Health insurance: $170/month Gas: $300/month Food: $400/month Utilities: $450/month Credit card: $200/month Other: $350/month Total expenses: $4,175 That means I've $4,325 left monthly. This amount is more than enough to cover the loan payment. I appreciate your trust & help to finance my business expansion.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	45
Revolving Credit Balance:	$2,996.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399841	$15,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399841. Member loan 399841 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Security Services of America	Debt-to-income ratio:	6.02%
Length of employment:	35 years 6 months	Location:	homosassa, FL

Home town:	Towson
Current & past employers:	Security Services of America
Education:	University of Maryland-Eastern Shore

This borrower member posted the following loan description, which has not been verified:

I need this loan to pay my medical bills off.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,135.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399855	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399855. Member loan 399855 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Malott Investments	Debt-to-income ratio:	21.40%
Length of employment:	10 years 6 months	Location:	Waukesha, WI

Home town:	Milwaukee
Current & past employers:	Malott Investments, Pre-Paid Legal svc Inc
Education:	Mississippi Valley State University

This borrower member posted the following loan description, which has not been verified:

I am an entrepreneur. I have been in business for myself for over 10years! I have built large profitable businesses in real estate, network marketing, Insurance, leadership training events, and sports marketing. Our business is growing rapidly as we continue to tap into markets that thrive even in tough times. I have been featured in magazines like "Success from Home" and available at newsstands now Premiere Business mag. Recently featured in Les Browns book ???The Power Of ONE". We have a huge Book of business we built with an insurance company that produces over $300,000 in annual passive / renewal gross income. We have always had lines of credit with major banks. It seems banks are afraid to lend to anyone at this time! That is why I am here now. We would like to simply eliminate the last of the credit card debt that we have. Aprox. $10,000 to Chase bank currently at 12% and $8,000 to Citi bank @ 10% We have steady paid down, or paid off all of our credit card debt. This Loan would finish it off completely! We pay all of our debts on time. We live up to the obligations we create! I live in Wisconsin with my wife Tiffaney and 4 daughters Lauren, Carissa, Jessica and brand new addition April 27th 2009 Codi. This loan would be paid on time like every other loan I have had. Thank You for your consideration. To learn more about my wife and I (or buy our books) check out: www.tlotti.com www.1powerfulvision.com www.hardknocksfights.com

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	34
Revolving Credit Balance:	$12,531.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399868	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399868. Member loan 399868 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,591 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	16.33%
Length of employment:	2 years 1 month	Location:	Colorado Springs, CO

Home town:	Berwyn
Current & past employers:	Lockheed Martin, L-3 Communications Holdings, Titan, Jaycor, US Army
Education:	University of Illinois at Chicago, University of Phoenix, University of Denver

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay down the balance on a higher rate credit card. This will be my second Lending Club loan (first loan is in good standing). I am a good candidate for this loan because I have excellent credit and have never missed or been late on a payment in 20 years of borrowing. I have a stable, secure, decent paying job. I have been with my current employer for just over 2 years, but have been in the same industry for almost 13 years, with only one previous employer.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,365.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399973	$10,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399973. Member loan 399973 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Taiwan Jack LLC	Debt-to-income ratio:	0.40%
Length of employment:	6 months	Location:	New York, NY

Home town:	Taichung
Current & past employers:	Taiwan Jack LLC, AVN Ltd., Countrywide Securities Corp
Education:	Carnegie Mellon University, Florida International University, University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

Hello, My company purchases items from suppliers and resell them to the government. We currently have contracts with the US government, but now need capital to grow the business. We will use the funds to pay our suppliers deposits for the purchased items and shipping. When the government receives the items, they pay us. We need the funds because there is a time gap from between when we need to pay the supplier and when the government pays us. The risks are relatively low in our business because our client is the US government. You can see the contracts we are working on here http://sites.google.com/site/taiwanjackllc/ This loan will allow my company to broker more contracts between suppliers and the government. I am financially knowledgeable and responsible. I use pay off credit card each month. Currently I do not have any debt and keep my living expenses to a minimal.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$256.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400049	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400049. Member loan 400049 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Boise Paper Holdings, LLC	Debt-to-income ratio:	9.57%
Length of employment:	20 years 5 months	Location:	Kennewick, WA

Home town:	Sioux City
Current & past employers:	Boise Paper Holdings, LLC, IBP
Education:

This borrower member posted the following loan description, which has not been verified:

Found a great REO property that I couldn't pass up. When I heard about this website I thought what a great idea. After I make some money I want to be on the other side, lending money to investors!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,119.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400060	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400060. Member loan 400060 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Macys	Debt-to-income ratio:	5.88%
Length of employment:	3 years	Location:	New York, NY

Home town:	Raleigh
Current & past employers:	Macys, Ernest and Young
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

Hi, My finance and I are taking out a loan for our wedding expenses. This loan would cover the majority of our expenses and it will be paid back within 3 years. The minimum payment will not be a problem with my salary and monthly bills. Both of us make more than enough for the payments. I have good credit and have a long history of credit. Below I have listed some additional information but I would be more than happy to answer any questions. I look forward to doing business w/ my peers. Yearly Salary- $72,000 Monthly Rent- $600 Monthly Utilities- $90 Transportation- $81 (yeah subway) Cell Phone- $85 Student Loans- $280 Credit Cards- $240 Thanks so much for your consideration, Kristen

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,898.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400078	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400078. Member loan 400078 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	18.90%
Length of employment:	n/a	Location:	lynnwood, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get this loan to consolidate my credit card debt. I have never been late on my credit card payments, or in any other payment, but unfortunately credit card companies decided to punish responsible behavior.My interest rates raised up to 21%-24.99%, making very difficult to make payments because I never know what next month's payment will be. I am a very well structured person and having one monthly payment with a fixed interest rate is very important to me.I love being a prompt payer, so I am requesting this loan to keep my credit and my responsible behavior. I have a steady work history and also receive money from my rental properties. One low rate payment will give me more breathing room and peace of mind. It is very scary when you see your financial future in the hands of credit card companies that really don't care about how reliable you are as a customer.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,124.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400212	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400212. Member loan 400212 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Wachovia Bank	Debt-to-income ratio:	20.00%
Length of employment:	1 year 1 month	Location:	Santa Rosa Beach, FL

Home town:	Alexander City
Current & past employers:	Wachovia Bank
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidating credit card debts

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,639.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 400236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400236	$2,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400236. Member loan 400236 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	National City Corp.	Debt-to-income ratio:	12.12%
Length of employment:	8 months	Location:	Floyds Knobs, IN

Home town:	Louisville
Current & past employers:	National City Corp., Eli Lilly and Company
Education:	Indiana University Kelley School of Business

This borrower member posted the following loan description, which has not been verified:

I have an outstanding bursar bill that I need to pay before I can enroll in summer and fall courses. I am scheduled to graduate in December 2009 and really need to register for my classes soon so that I will not be waitlisted and the registration will not close. I have exhausted all of my resources and any help is appreciated! Thank you!

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$647.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400238	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400238. Member loan 400238 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	HD Supply	Debt-to-income ratio:	17.11%
Length of employment:	6 years 9 months	Location:	Tustin, CA

Home town:	Seattle
Current & past employers:	HD Supply
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I have a 29.99% interest rate on my primary credit card as well as a high-interest retail store credit card. I'd like to pay those credit cards off, manage my debt with a smaller number of payments and finally achieve some financial breathing room. What has recently increased the difficulty in paying off my debt is that I have started to contribute financially to my parents' well-being. They are in retirement that they did not plan well for and are on an extremely fixed budget. I already have a plan to get out of debt within 5 years, but with a lower interest rate I'll be able to accomplish being debt-free in a sooner amount of time, allowing me to contribute more to my parents, save for a home, family, and a more secure future.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,095.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400245	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400245. Member loan 400245 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Southeastern Technical College	Debt-to-income ratio:	6.36%
Length of employment:	4 years	Location:	Lyons, GA

Home town:	Eastman
Current & past employers:	Southeastern Technical College, Toombs County Board of Education
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I need a loan to purchase education supplies for the upcoming semesters. My son is a graduate student at Florida Atlantic University in Forensic Accounting. He is entering his third semester and is in need of financial support for education expenses. I have excellent credit.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400323	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400323. Member loan 400323 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	State of Illinois	Debt-to-income ratio:	14.53%
Length of employment:	1 year 7 months	Location:	Pleasant Plains, IL

Home town:	Jacksonville
Current & past employers:	State of Illinois, Springfield Illinois School District 186, Jacksonville Illinois School District 117, MacMurray College
Education:	Butler University, University of Illinois at Springfield

This borrower member posted the following loan description, which has not been verified:

MacMurray College was having a huge layoff in 2001. I was included in this layoff group because I was one of the newest hires. I decided to go to school and get my masters. Unfortunately, I was living partially on credit cards, unable to pay off the total amount each month. I would get hooked in on 0% interest transfers but they were never for the whole balance. I found that paying on multiple balances was detrimental not helpful. I have completed my masters in Computer Science and currently working for the State of Illinois as an IT Specialist. I am paying $2k on my debt / mo, $1k more than the minimum. This does not leave much for daily cash so I end up using cards to get me through the month. I am able to pay off more that I spend but the amount is minimal compared to what I could be reducing. I do not have any late payments. I just want to get out from under my credit cards and I have 7 that I'm currently paying on. If I could get a loan for one payment, I could make my payments and recover quicker. Please help.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,524.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400386	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400386. Member loan 400386 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	The Eye Institute of West Florida	Debt-to-income ratio:	21.51%
Length of employment:	3 years	Location:	SAINT PETERSBURG, FL

Home town:	St Petersburg
Current & past employers:	The Eye Institute of West Florida, The Eye Institute of West Florida
Education:

This borrower member posted the following loan description, which has not been verified:

The money will be used to help me catch up on some bills for my house and to help me keep my day by day life going with my son. I have always been on time for any bills that are due. Recently my ex-husband has stopped helping me out with our son. I have had to pull the weight of paying for everything and that has set me behind. I want to be able to pay up some family I owe and get caught up on my bills. I am a very responsible person. This situation with my ex has put me here and I just need some help back on my feet to get back to where I was. Caught up.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,065.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400449	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400449. Member loan 400449 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,166 / month
Current employer:	Hitachi Consulting	Debt-to-income ratio:	2.78%
Length of employment:	5 years	Location:	IRVINE, CA

Home town:	Long Beach
Current & past employers:	Hitachi Consulting, Accenture
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

I am looking to aggressively pay off the three credit cards I have as quickly as possibly, unfortunetly the rates are prohibitive to making a dent in the principle. I am looking for the best interest rate possible for a short 2-3 year loan that will allow me to pay off all credit as soon as possible.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,537.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400532	$8,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400532. Member loan 400532 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,525 / month
Current employer:	Integrated Device Technology	Debt-to-income ratio:	10.71%
Length of employment:	9 years	Location:	AUBURN, NY

Home town:
Current & past employers:	Integrated Device Technology, Integrated Circuit Systems
Education:	UCONN

This borrower member posted the following loan description, which has not been verified:

Short Term Loan to cover School expenses and daycare while wife finishes last two semesters of RN program

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,141.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400534	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400534. Member loan 400534 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,642 / month
Current employer:	Youth Advocate Programs, Inc.	Debt-to-income ratio:	14.03%
Length of employment:	7 years 9 months	Location:	Erie, PA

Home town:	Blairsville
Current & past employers:	Youth Advocate Programs, Inc., Erie County Crisis Services, Inc., Charter Behavioral Health
Education:	Edinboro University of PA

This borrower member posted the following loan description, which has not been verified:

I have recently struggled with finances and used my credit cards more than I have wanted to help. I do not feel good with this debt and want to make a plan to close those cards, pay off that debt as fast as I can and start a life of credit free living again. I've struggled in the past with credit card debt and worked so hard to be dependent of credit cards. Now that I allowed myself to use them again, I hate being in this situation and just want to start fresh with paying off this debt and working instead to save money and invest better for my future - hopefully through this lending club once I pay off this debt. I've read for days abot this site and think it is incredible and hope you can help. I have a good job as a Director of a Mental Health Agency for Children, am a well educated person with a Master's Degree in Social Sciences and live my life with Integrity. I'm asking for your help to feel better about myself with a better debt payoff solution.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,693.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400562	$13,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400562. Member loan 400562 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	DFCU Financial	Debt-to-income ratio:	23.64%
Length of employment:	7 years 11 months	Location:	DETROIT, MI

Home town:	Illinois
Current & past employers:	DFCU Financial, RadioShack
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

The purpose of my request for a loan is to purchase/invest in a diesel truck to start my own small business. I will continue to work but it is a dream of mind to one day be my own boss and would like to do so by starting with this purchase. I am confident everything will be a success and the truck will pay for itself and my goal is to pay it off before the 36 months if possible. I am a person that will do whatever it takes not to default and will make payments on time. I know the importance of a credit score and how delays on monthly payments impact significantly on the score. Therefore, you have my word this loan will be paid back and on time.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,996.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400650	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400650. Member loan 400650 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	First Data	Debt-to-income ratio:	9.65%
Length of employment:	8 years	Location:	Columbus, GA

Home town:	Woonsocket
Current & past employers:	First Data, BB&T Corporation
Education:	Columbus State University

This borrower member posted the following loan description, which has not been verified:

I have several cards that I would like to payoff quickly.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	31
Revolving Credit Balance:	$17,349.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400653	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400653. Member loan 400653 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,908 / month
Current employer:	Wyckoff Farms, Inc.	Debt-to-income ratio:	17.69%
Length of employment:	24 years 1 month	Location:	Mabton, WA

Home town:	Moses Lake
Current & past employers:	Wyckoff Farms, Inc., UI Group
Education:	Central Washington University

This borrower member posted the following loan description, which has not been verified:

Most of my revolving/credit card debt is higher than 15% I would like to consolidate this to a lower interest rate. Though I am maxed out on most the credit available I always have made payments for more the than the minimum due. if this was to get funded I will close all accounts that I payoff with the loan proceeds. I am looking for someone willing to take a chance on me.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,700.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400658	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400658. Member loan 400658 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Chevron Corp.	Debt-to-income ratio:	9.98%
Length of employment:	16 years	Location:	Vallejo, CA

Home town:	Vallejo
Current & past employers:	Chevron Corp.
Education:	SDSU

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am only making the minimum payments on because I have a family of six and there is always something. The balance never goes down and this sounded like a good way to pay down my debt with an end date in sight.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	54	Months Since Last Delinquency:	16
Revolving Credit Balance:	$24,810.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400693	$13,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400693. Member loan 400693 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,256 / month
Current employer:	Salisbury Rehab and Nursing Center	Debt-to-income ratio:	5.69%
Length of employment:	10 years 5 months	Location:	DELMAR, DE

Home town:	Laurel
Current & past employers:	Salisbury Rehab and Nursing Center, Chancellor Care Center of Delmar
Education:	University of Delaware, Delaware Technical and Community College-Owens

This borrower member posted the following loan description, which has not been verified:

I want to consolidate some debt..cancel some credit cards..I pay an extra 2 house payments a year, and pay extra on my credit cards every month..I have been on time with all of my creditors for many years..I also would like to make some home improvements

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,625.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400774	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400774. Member loan 400774 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Retired	Debt-to-income ratio:	23.64%
Length of employment:	n/a	Location:	Ocala, FL

Home town:	Moorestown
Current & past employers:	Retired, Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to add an in-law suite to my granddaughters home. I am moving in with my granddaughter and her family and would like a space of my own. I would like to put in a bedroom and bathroom and a kitchenette for my use. I use to live on my farm in Maryland and I spend my winters with my granddaughter in florida and decided to make the move permanent but I need a little room for myself so I can still have my own space. I was living alone and no longer want to be by myself so this is the perfect solution. I have a great credit standing, I have always paid my bills on time and I have almost zero debt. Looking to pay this off soon as my farm sells. Do not want to get a home equity loan as it is a 500 acre farm and needs to be sub-divided prior to the sale to sell. I want to sell the house only and am leaving the farmland to my son. This can not happen till we get the subdivision completed.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,277.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400775	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400775. Member loan 400775 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Robbins Brothers	Debt-to-income ratio:	15.21%
Length of employment:	2 years 1 month	Location:	ROSEMEAD, CA

Home town:	Rosemead
Current & past employers:	Robbins Brothers
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I am currently a full time student working full time for Robbins Brother, World's Biggest Engagement Ring Store. I have been with the company for over 2 years and therefore have a very steady income. I make all my payment on time with all my credit accounts including my car loan. I have never had a history of delinquencies or missed payments. I want a loan in order to help me better manage my money. I have been in the process of paying down my debt for the last year and a half. I started with over $10,000 and am now down to around $5,500. I want to consolidate the rest of my debt simply because the interest rates on my credit cards are too high and in this economy I can't afford to lose any money. I want to make just one payment in order to help manage my money better. I will be finishing school soon which means I will have to start paying off my student loans and I want to be able to do that without still trying to paying off my credit card debt.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,795.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400783	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400783. Member loan 400783 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Gilleland Chevrolet Cadillac	Debt-to-income ratio:	23.26%
Length of employment:	2 years 4 months	Location:	Saint Cloud, MN

Home town:	Cumberland
Current & past employers:	Gilleland Chevrolet Cadillac, Princeton Community Education, Mars Music
Education:	Saint Cloud State University

This borrower member posted the following loan description, which has not been verified:

My clients want more! I have been teaching the Martial Art of Taekwondo through the local Community Education program for over six years. I currently have 32 students and know I have lost students due to a lack of personal attention. I also have several long time students/customers who are offering to pay more if they could have classes/products catered to them. I have a great lease deal worked out, a great group of volunteers to help us market the business, and I work during the day as an Automotive Sales Manager so I know how to build the sales funnel for this company. I even have assistants who are qualified to provide instruction when I'm not there. My wife and I just got married two weeks ago so money is a little tight right now. I need to buy some mats, paint, and training equipment to be ready to open. Please help us make this dream a reality.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,130.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400785

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400785	$7,200	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400785. Member loan 400785 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	People's United Bank	Debt-to-income ratio:	19.91%
Length of employment:	3 years 9 months	Location:	WETHERSFIELD, CT

Home town:	Bristol
Current & past employers:	People's United Bank
Education:	UCONN

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards that I'm working on paying off but a few months ago the rate on 2 of the 3 cards jumped up to 20% which to me is crazy since I'm a good customer... never late, always pays more than the minimum. I would like to borrow about $7200 to get these paid off. I have a good, steady job and good credit. I'm never late on any of my payments. Thanks for considering me!

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,009.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 400818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400818	$23,100	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400818. Member loan 400818 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Embedded Software Co.	Debt-to-income ratio:	20.67%
Length of employment:	1 year 6 months	Location:	Corona, CA

Home town:	Fullerton
Current & past employers:	Embedded Software Co.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Looking to refinance with Lending Club for a better rate. I always pay my bills on time and a loan with Lending Club will allow me to pay my debt down a little faster.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,602.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400836	$4,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400836. Member loan 400836 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	American ESL Center	Debt-to-income ratio:	13.71%
Length of employment:	1 year	Location:	Columbia, MD

Home town:
Current & past employers:	American ESL Center, US Air Force
Education:	SUNY, Albany

This borrower member posted the following loan description, which has not been verified:

I am enrolled in a short Arabic Language course abroad to improve my Arabic language skills. I passed the Phase 1 test for the FBI and want to succeed in their language test so that I can move on to Phase 2 and ultimately become a better US, government asset. Fluency in Arabic for non-native speakers is highly marketable right now. I will use the money for tuition and airfare.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	54
Revolving Credit Balance:	$434.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400855	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400855. Member loan 400855 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,167 / month
Current employer:	FELLOWSHIP SQUARE FOUNDATION	Debt-to-income ratio:	7.02%
Length of employment:	3 years 6 months	Location:	MOUNT RAINIER, MD

Home town:	MOUNT RAINIER
Current & past employers:	FELLOWSHIP SQUARE FOUNDATION
Education:

This borrower member posted the following loan description, which has not been verified:

This is the amount stands between me and a brilliant business venture that will yield great profit within a year. I have a stable job, decent income and have never been delinquent on any debt. Besides I am currently debt-free which greatly bolsters my ability to pay.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$875.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 400872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400872	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400872. Member loan 400872 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Self Employed Since 1981	Debt-to-income ratio:	16.57%
Length of employment:	28 years	Location:	Biscayne Park, FL

Home town:	Miami
Current & past employers:	Self Employed Since 1981, Self Employed
Education:	Brussels University ULB (Belgium). Master.

This borrower member posted the following loan description, which has not been verified:

Funds are needed to finalize remodeling of 2 bath rooms

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,046.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400886	$13,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400886. Member loan 400886 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Self	Debt-to-income ratio:	21.92%
Length of employment:	3 years 9 months	Location:	Fair Oaks, CA

Home town:	Carmichael
Current & past employers:	Self, Macy's- Lancome, 1st Chiropractic, Dorothea's Christmas, Manhattan Medical
Education:	Twin Lakes Massage School, Sierra College, Sierra Seminars Real Estate School

This borrower member posted the following loan description, which has not been verified:

I have very consistent credit history of always paying everything on time and will be using this loan to consolidate my debt. My plan is to pay off my debt completely in 3 years and by consolidating at a lower interest rate as well as not charging any more I will be able to do so.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,824.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401026	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401026. Member loan 401026 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	NFI Industries	Debt-to-income ratio:	13.52%
Length of employment:	7 months	Location:	Cherry Hill, NJ

Home town:	Water Mill
Current & past employers:	NFI Industries, YRC Worldwide
Education:	Baker University College of Arts and Sciences

This borrower member posted the following loan description, which has not been verified:

I am one of the lucky ones. I earn a very good living at a job I enjoy (most days). I am healthy and have good family and friends. For about 5 years starting in 1999 I was financing poor spending decisions and some college tuition through credit cards. At it's height in 2006, my credit card debt was at 60000. My education allowed me to significantly increase my income and I have retired my credit card debt to about 27000. I have 11k in a credit card with a 6.99 APR rate. I have approximately 16K on a "Gold Loan" from Bank of America which works like a line of credit that currently charges me 15.99% I have negotiated that BOA loan interest rate down twice from the original amount but it is still higher than I would like. Unlike others, I have the means to get myself out of the mess I created but I would like to quit rewarding the predatory "enablers" with interest payments. I am responsible for getting into this problem. I am now looking forward to getting out and if I can accelerate that process using the lending club with a better rate and not reward credit card companies any more than I already have. So much the better Thank you for your consideration

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,790.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401029	$9,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401029. Member loan 401029 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Alsco	Debt-to-income ratio:	16.46%
Length of employment:	12 years	Location:	BRADENTON, FL

Home town:	harvard
Current & past employers:	Alsco, Flowers Foods
Education:	McHenry County College

This borrower member posted the following loan description, which has not been verified:

are you ready to lend

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112,087.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401042	$15,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401042. Member loan 401042 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Monfore	Debt-to-income ratio:	19.85%
Length of employment:	3 years	Location:	Aliso Viejo, CA

Home town:	Los Angeles/Anaheim
Current & past employers:	Monfore, International Aerotech, First State Mortgage
Education:	Concorde Career Institute

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit cards and save money on interest rates. I think having one payment a month is the smarter, most cost effective way to go, especially in this economy. I believe I am a good, reliable candidate for this loan because I am very responsible in paying my debts on time and take my good credit very seriously. I hope you will seriously consider my request and check my payment history. Sincerely, Robin Monfore

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,457.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401044	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401044. Member loan 401044 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	AOL LLC	Debt-to-income ratio:	5.58%
Length of employment:	9 years 10 months	Location:	Manassas, VA

Home town:	Boston
Current & past employers:	AOL LLC
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am a real estate investor and would like to finance the closing costs for an investment property purchase through a short-term loan from your company. I expect that my closing costs will be in the range of $15k-$25k. My credit is good (somewhere between 725-735), and my primary source of income earns me $280k a year (I'm a Vice President of Technologies at a Fortune 500 company). I expect to pay off the loan within 6 months (the period I will hold the investment property while I renovate it and sell it). Our investment group buys and sells multiple properties each quarter.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$290,291.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401062	$5,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401062. Member loan 401062 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	majestic oaks	Debt-to-income ratio:	20.79%
Length of employment:	3 years	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	majestic oaks
Education:

This borrower member posted the following loan description, which has not been verified:

card

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,411.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401073	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401073. Member loan 401073 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SOUTHERN CALIFORNIA GRAPHICS	Debt-to-income ratio:	23.17%
Length of employment:	7 years 7 months	Location:	LOS ANGELES, CA

Home town:	GUATEMALA CITY
Current & past employers:	SOUTHERN CALIFORNIA GRAPHICS, Domino's Pizza (STORE MANAGER), PIZZA HUT (ASSISTANT MANAGER)
Education:	UNIVERSIDAD DE SAN CARLOS GUATEMALA (USAC)

This borrower member posted the following loan description, which has not been verified:

HI EVERY ONE PLEASE HELP ME AND MY FAMILY TO GET IN TO A HOUSE, I JUST LIKE TO ADVANTAGE OF THE OPPORTUNITY.. NOW THAT THE MARKET IS ON MY SIDE THERE IS INVENTORY BUT NO BUYER'S THE ONLY PROBLEM IS BANKS ARE ASKING FOR A LITTLE MORE THAN 3% PLEASE HELP 75 HUNDRED DOLLARS WILL BE O' RIGTH FOR A HOUSE OF 250K PLUS I HAVE SOME SAVED FOR CLOSING COSTS POINTS AND OTHER FEES.. I JUST DONT WANT TO PASS THIS OPPORTUNITY SINCE OUR PRESIDENT RESCENTLY INCLUDED A GOOD 8,000 REBATE AS A STIMULUS PACKAGE FOR FIRST TIME BUYER LIKE ME ON 2009...

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	55
Revolving Credit Balance:	$3,723.00	Public Records On File:	1
Revolving Line Utilization:	39.40%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401097	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401097. Member loan 401097 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	foodservice	Debt-to-income ratio:	17.94%
Length of employment:	3 years 2 months	Location:	andover, MN

Home town:
Current & past employers:	foodservice
Education:

This borrower member posted the following loan description, which has not been verified:

I need to consolidate credit cards into one monthly payment.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	54
Revolving Credit Balance:	$260.00	Public Records On File:	1
Revolving Line Utilization:	7.60%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401137	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401137. Member loan 401137 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Alltec Mfg.	Debt-to-income ratio:	12.64%
Length of employment:	3 years 2 months	Location:	Grover Beach, CA

Home town:	Brooklyn
Current & past employers:	Alltec Mfg., Next Intent
Education:	N.T.M.A.

This borrower member posted the following loan description, which has not been verified:

Hello to all, I am requesting a loan to rid myself of a couple high rated credit cards, and to pay off my income tax bill. I do own a motorcycle worth about $3000. I've been in my industry for 23 years. Thank you for concidering my request.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,745.00	Public Records On File:	1
Revolving Line Utilization:	35.90%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401175	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401175. Member loan 401175 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,850 / month
Current employer:	Boeing Company	Debt-to-income ratio:	22.95%
Length of employment:	1 year 1 month	Location:	Dickinson, TX

Home town:	Yardley
Current & past employers:	Boeing Company, United Space Alliance, United States Patent and Trademark Office
Education:	Purdue University-Main Campus, Embry Riddle Aeronautical University-Extended Campus

This borrower member posted the following loan description, which has not been verified:

A credit card company I will not name (its own name has recently changed), has left me with a 28% interest rate and a continuous credit limit chase as I continue to pay down the card. I'd like to lower this rate and consolidate another card in the process. I have no problems paying my current bills, however it would be nice to pay them down under more agreeable terms. I am employed, a homeowner, pay my auto loan monthly, and have no delinquencies on my accounts.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,047.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401199	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401199. Member loan 401199 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,848 / month
Current employer:	Quality Distribution	Debt-to-income ratio:	9.83%
Length of employment:	8 years 5 months	Location:	Tampa, FL

Home town:	Tampa
Current & past employers:	Quality Distribution, Verizon Communications
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

I am in need of a small capital loan to start a real estate investment business. I am hoping to rehab a home and provide quality affordable housing to people who may be without due to the current economic plight. I have about 5,000 dollar of my own capital to put up. Thank You in advance for your consideration.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,475.00	Public Records On File:	1
Revolving Line Utilization:	87.70%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401264	$3,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401264. Member loan 401264 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Car Sense	Debt-to-income ratio:	9.79%
Length of employment:	2 months	Location:	Warminster, PA

Home town:
Current & past employers:	Car Sense, Daily Local News
Education:	West Chester University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am an up-and-coming photographer who is in need of a loan for a new camera, lenses and lighting equipment. I currently work full time as a photographer for a Car Sense dealership. I have been given the opportunity to work for a wedding photographer on weekends. He wants me to have my own equipment so that I am able to cover weddings when he cannot. I will be able to pay off this loan within the next 2-3 years. I ALWAYS payoff payment on time and I have a good credit score.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,898.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401281	$13,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401281. Member loan 401281 was requested on May 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Del Monte Fresh	Debt-to-income ratio:	9.43%
Length of employment:	3 years 9 months	Location:	Miami, FL

Home town:	New Orleans
Current & past employers:	Del Monte Fresh
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

Everyone: I am currently looking for a loan to consolidate my debt and be able to have one single monthly payment in order to be able to better plan my finances. As you review my credit report you will be able to see that I am a very responsible with my debts and I don???t have one single late payment or delinquency. I graduated college 5 years ago where I got a Bachelors degree and a M.B.A and I have been working for Del Monte Fresh Produce for the last 4 years as a Product Manager (Bananas). My company is doing great, job is stable and with a lot opportunity for growth. I am in a good place financially just want to be able to have a plan with structure to be able to pay off debt faster with a fix rate loan. If anyone has any more questions please don???t doubt to contact me.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,174.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401317	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401317. Member loan 401317 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Metropolitan Atlanta Rapid Transit Authority	Debt-to-income ratio:	9.26%
Length of employment:	3 years 2 months	Location:	DOUGLASVILLE, GA

Home town:	St. Louis
Current & past employers:	Metropolitan Atlanta Rapid Transit Authority, Strategic Management Services
Education:	West Central Technical College

This borrower member posted the following loan description, which has not been verified:

During a routine checkup, Dr's discovered a small mass that needed to be removed immediately. What insurance didn't cover went on high interest medical credit cards. (Conveniently offered at the pre-op visit when emotions are high) What a difference a day makes, 24 little hours turned my whole world upside down. Dont get me wrong, I am very appreciative for a clean bill of health. However, I feel like I'm being held hostage. No matter how much I double up on the payments the interest just eats the payments up. This loan would pay off everything and would offer a repayment interest rate that's more than half of what I currently pay now. This is such a great opportunity for me. Since the medical ordeal I returned to school and am now finishing up my Business Degree. Having paid cash for tuition and books, along with my HOPE Scholarship things would look pretty good. I was delighted to read earlier in the disclosure that there is no pre-payment penalty. I plan to double my payments which would mean financial freedom for me in less than two years. Additional education makes me eligible for a promotion. A Senior Analyst position would increase my current salary to almost 1/3 more. This loan would make the difference for me. All the differnce in the world. Humble beginnings.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,087.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401361	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401361. Member loan 401361 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	State Street Corp.	Debt-to-income ratio:	11.01%
Length of employment:	1 year	Location:	NORTH PROVIDENCE, RI

Home town:	MULTAN
Current & past employers:	State Street Corp., Walgreen
Education:	Johnson & Wales University-Providence

This borrower member posted the following loan description, which has not been verified:

I have excellent credit history, never missed or late any payment plus i have a secured job as an Accountant. I want to add a room in my house to have some extra rental income.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,786.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 401368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401368	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401368. Member loan 401368 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Sunpluswireless INC	Debt-to-income ratio:	22.17%
Length of employment:	3 years	Location:	BRONX, NY

Home town:	Port of Spain
Current & past employers:	Sunpluswireless INC, Interactive Data
Education:	CUNY La Guardia Community College

This borrower member posted the following loan description, which has not been verified:

I plan to use the money to pay down some high interest rate credit card debt that i presestly have. I would also use part of the money to buy some close out inventor form a couple of store that is going out of business for my business I have establish credit since 1990 and i have never paid any of my creditor late ( past 30) as of yet.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95,027.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401371	$7,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401371. Member loan 401371 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	The Pennsylvania State University	Debt-to-income ratio:	2.40%
Length of employment:	2 years	Location:	State College, PA

Home town:
Current & past employers:	The Pennsylvania State University, New England Baptist Hospital
Education:	Pennsylvania State University-Main Campus, Ithaca College

This borrower member posted the following loan description, which has not been verified:

I will graduate from Penn State's Master of Health Administration program and will start working at Canton-Potsdam Hospital in July. My request for a loan is based on monetary needs in the transition period between graduation and my first paycheck. Primarily, my largest expense is renting a place. I've been calling up apt/rentals and all of them require first months, last months and a security deposit. My apartment budget is between $400/mo to $600/mo. Given the 3 payments and plus any application fee, I expect a maximum of $2000 in this department. Second, I will need some funds that will facilitate my move. I would like to be able to do this in 1 trip but may require more. Therefore, I anticipating around $1000 in moving and travel expenses. Third, I will need to keep current with payments, groceries and regular living costs between May and my first paycheck in mid-July. I anticipate a maximum of $2000. In sum, I am requesting $5000 and expect to pay back the loan within a year of the start date. I would appreciate any help. Thanks in advance. Best, Adhish

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,956.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401374	$18,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401374. Member loan 401374 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,183 / month
Current employer:	tw telecom	Debt-to-income ratio:	8.73%
Length of employment:	2 years 7 months	Location:	DENVER, CO

Home town:	Royal Oak
Current & past employers:	tw telecom
Education:	Oakland University, University of Colorado at Denver and Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt into one easy to manage payment that I would like to pay off in three years or less. I've made a financial goal to eliminate my debt so that I may then save money for a house in five years with at least a 20% down payment. I also want my money to work for me through smart investments, but I know I need to eliminate my outstanding debts in order to do this.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,892.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401427	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401427. Member loan 401427 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Sargent and Lundy LLC	Debt-to-income ratio:	18.06%
Length of employment:	2 years 1 month	Location:	wilmington, DE

Home town:	Syracuse
Current & past employers:	Sargent and Lundy LLC
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

This money will go to consolidate debt payments and 1 major (slightly) purchase. The debt is from credit cards that I used while in college which have all seen increases in the interest rates to very high levels. I am currently paying around $500/month to the various cards to avoid paying a ton of interest. $3000 will take care of this debt. The other portion of this money will be going towards moving forward in a relationship... I'd like to leave it at that. I am a good candidate simply because of the nature of this request. I want to pay things off with minimal debt, so there is a good chance I not only pay on time but also aggressively ahead of schedule. I also hold a good paying job as an engineer in a very stable industry.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,948.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401449	$24,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401449. Member loan 401449 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,292 / month
Current employer:	MullinTBG	Debt-to-income ratio:	17.43%
Length of employment:	8 years	Location:	venice, CA

Home town:	Bronx
Current & past employers:	MullinTBG
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Loan is to consolidate credit card debt which I would like to have one monthly payment so I can pay off within 3 years or less. My payment history with all loans has been very reliable. I've had credit cards, car loans, school loans, and a previous house loan which were paid on time. Never have I had a debt which I've defaulted on. I have a very reliable job which I've been employed at for 8 years.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	56
Revolving Credit Balance:	$25,837.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401560	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401560. Member loan 401560 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	martech industries	Debt-to-income ratio:	8.64%
Length of employment:	3 years 6 months	Location:	pembroke pines, FL

Home town:	queens
Current & past employers:	martech industries, US Air Force
Education:	Tallahassee Community College

This borrower member posted the following loan description, which has not been verified:

i will like a jump start on purchasing a property. That i can use as an investment. I will like to buy it cash

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,052.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 401608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401608	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401608. Member loan 401608 was requested on May 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	BADABING PRODUCTIONS OF SOUTH FLORIDA INC.	Debt-to-income ratio:	10.25%
Length of employment:	3 years 4 months	Location:	Miami Beach, FL

Home town:	Havana
Current & past employers:	BADABING PRODUCTIONS OF SOUTH FLORIDA INC., JROJAS BUSINESS SERVICES (LIMO'S)
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I have my own business in the fashion industry providing courier and transportation services for the modeling and production companies here in South Beach I have found the perfect home at a very affordable price however the bank that owns the property will not take an fha loan wich I easily qualify for and the dowm payment is realy affordable at only 3.5% leaving me with the only option of going conventional, I make all my payments on time and at the present time there is a tax credit of 8k to anyone who buys a homested before nov./2009.The $5,000. that I'm asking for will convined with my funds enable closing and minor repairs for my home purchase, and the tax credit should allow repayment within a years time.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$723.00	Public Records On File:	1
Revolving Line Utilization:	30.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401614	$13,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401614. Member loan 401614 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	17.00%
Length of employment:	9 years 5 months	Location:	LEWISVILLE, TX

Home town:	Charlotte
Current & past employers:	JP Morgan Chase, Wells Fargo
Education:	Appalachian State University, University of North Carolina at Charlotte (UNC), Dallas County Community College District

This borrower member posted the following loan description, which has not been verified:

Thank you for considering my request for a debt consolidation loan. As the cost of credit card debt continues to rise, I am looking to you to request a lower interest, fixed rate loan that will allow me to pay off my debt faster and avoid the risk of increasing interest rates. I would most sincerely appreciate your assistance. Thank you, Sherry Lewallen

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$14,750.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401657	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401657. Member loan 401657 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Dell Fastener Corp	Debt-to-income ratio:	8.52%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Dell Fastener Corp, Kennywood Park
Education:	St. Vincents College

This borrower member posted the following loan description, which has not been verified:

Purchasing a loan on a Gypsy Stallion

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401670	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401670. Member loan 401670 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Alts Acres	Debt-to-income ratio:	14.40%
Length of employment:	3 years 8 months	Location:	Appleton, NY

Home town:	Appleton
Current & past employers:	Alts Acres, Barker Central School District, Niagara County Sheriffs Department
Education:	Niagara County Community College

This borrower member posted the following loan description, which has not been verified:

The loan is to buy equipment for my farm.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,112.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401678	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401678. Member loan 401678 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Memorial Hermann Healthcare System	Debt-to-income ratio:	0.25%
Length of employment:	16 years 4 months	Location:	Houston, TX

Home town:	Da Nang
Current & past employers:	Memorial Hermann Healthcare System
Education:	The University of Texas Health Science Center at Houston, Houston Community College System

This borrower member posted the following loan description, which has not been verified:

Hello Sir/Madam, My lack of previous loan history made me unappealling to the banks. Hopefully, you will understand.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	28
Revolving Credit Balance:	$193.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401719	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401719. Member loan 401719 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Ashley Furniture HomeStore	Debt-to-income ratio:	8.95%
Length of employment:	1 year 6 months	Location:	WOLFFORTH, TX

Home town:	Ruidoso
Current & past employers:	Ashley Furniture HomeStore, Lubbock Avalanche Journal
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I need the money to fund my wedding.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,730.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401775	$8,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401775. Member loan 401775 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,375 / month
Current employer:	Chemlink Laboratories	Debt-to-income ratio:	2.23%
Length of employment:	1 year 6 months	Location:	MARIETTA, GA

Home town:	Marietta
Current & past employers:	Chemlink Laboratories
Education:	Kennesaw State University

This borrower member posted the following loan description, which has not been verified:

I am currently trying to buy a car from a private party and i need 10,000 dollars in order to get this car. i have a secure and stable job with perfect credit and no debt.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,204.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401788	$2,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401788. Member loan 401788 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	cascade valley hosptial	Debt-to-income ratio:	24.72%
Length of employment:	3 years	Location:	EVERETT, WA

Home town:	San Diego
Current & past employers:	cascade valley hosptial
Education:	evcc

This borrower member posted the following loan description, which has not been verified:

I really hope that you give me this chance. i had to get my son out of very very bad place now court rent and tring to keep up with work and school.. I just need some good news!!

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,361.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401829	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401829. Member loan 401829 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	10.13%
Length of employment:	5 months	Location:	Fredericksburg, VA

Home town:	Buffalo
Current & past employers:	Allstate Insurance, HSBC, Appraisal.com, Lending Tree
Education:	Williams College, Hamilton College-Clinton, Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

I recently purchased an insurance company and need some cash to help me through the start-up mode. I have already invested $30,000 of my own money. Whe have been in business for 5 months. Currently our monthly cash flow is approximately negative 3,500. With current our existing sales we should close the gap in 3-4 months. This is a re-listing which is why this listing might look familiar.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1968	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,991.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 401856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401856	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401856. Member loan 401856 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self/Harborview Wines & Spirits	Debt-to-income ratio:	11.07%
Length of employment:	1 year 6 months	Location:	Norwalk, CT

Home town:	St. Albans
Current & past employers:	Self/Harborview Wines & Spirits, Stew Leonard's, The Great Atlantic & Pacific Tea Co.
Education:	Georgia Institute of Technology, Wine & Spirits Education Trust (WSET)

This borrower member posted the following loan description, which has not been verified:

I am a partner in a small wine and spirits store. We are relocating to a better area which has nearly three times the daily vehicular traffic and should double our sales volume to $400,000 annually (with a gross profit of 25%), for only an increase of $200/month in rent and taxes. This will require a small capital investment to cover the expense of moving and some construction and marketing costs. One of my other partners and I also have the opportunity to buy out the third partner which will give me 50% ownership in the business.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	18
Revolving Credit Balance:	$17,495.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401867	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401867. Member loan 401867 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,880 / month
Current employer:	Gearench	Debt-to-income ratio:	4.94%
Length of employment:	22 years 2 months	Location:	Clifton, TX

Home town:	Waco
Current & past employers:	Gearench
Education:	McClennan

This borrower member posted the following loan description, which has not been verified:

Ok so this is my understanding...if you have debt that's ok but if your debt is close to the limits of credit you've been given that's bad. I own my own truck, boat, car, jeep and another truck...they are mine and my husbands no financing on them we have the pink slips. We have some credit debt about $8,000 that I want to put in one monthly payment with an end date and get rid of as quickly as possible. My credit rating is showing that because i'm close on all my credit limits that lowers my credit rating. if i have one loan and all my other credit cards are paid off or down then my credit rating goes up??? i'm confused. anyway i still would like to put these on one payment because i will have both my girls in college as of august and i can use all the cash i can get to help them out. thanks

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	43
Revolving Credit Balance:	$8,232.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 401905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401905	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401905. Member loan 401905 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,642 / month
Current employer:	Retired	Debt-to-income ratio:	11.45%
Length of employment:	n/a	Location:	Youngstown, OH

Home town:
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I'm a Retired Senior Citizen living in an area of Ohio that has made Chase credit card company think they can just raise my interest rate for no reason. I hope President Obama will eventually make them stop doing this, but in the meantime, I'd like to pay them off, along with some other debt. I'd also like to help my two Grandchildren with some of their College money needs. I live with one of my Son's (rent free)! So my generous retirement income from Government Pensions and Social Security enable me to attempt this. Thank you for this opportunity.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,018.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401931	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401931. Member loan 401931 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	AAAS	Debt-to-income ratio:	3.40%
Length of employment:	2 years 4 months	Location:	Washington, DC

Home town:	Rochester
Current & past employers:	AAAS
Education:

This borrower member posted the following loan description, which has not been verified:

We want to buy our first house, but we need a little extra help coming up with the down payment. My husband and I have good paying jobs in Washington, DC with job security. We'll be able to pay the loan amount back with monthly payments, we just need the cash to assist with the down payment.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,266.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401938	$20,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401938. Member loan 401938 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	ACCOUNTING INTERNATIONAL CORP.	Debt-to-income ratio:	15.94%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	ACCOUNTING INTERNATIONAL CORP.
Education:

This borrower member posted the following loan description, which has not been verified:

the downpayment for my new office. Buying an office to base my new accounting office. $50,000 is the initial investment to complete the downpayment I need $20,000.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,051.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401984	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401984. Member loan 401984 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Flushing Hospital Medical Center	Debt-to-income ratio:	5.27%
Length of employment:	1 year 9 months	Location:	Jamaica, NY

Home town:	Briarwood
Current & past employers:	Flushing Hospital Medical Center
Education:	Saint Johns University

This borrower member posted the following loan description, which has not been verified:

I am currently employed in a union position and am going to school full time. The fall semester of 09 will be my last undergraduate semester. I have not made a late payment in almost 2 years, and have no other negative marks on my credit reports. I owe about $400 dollars in credit cards, with available credit of about $25,000. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	22
Revolving Credit Balance:	$926.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402012	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402012. Member loan 402012 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,366 / month
Current employer:	USAF	Debt-to-income ratio:	18.16%
Length of employment:	9 years	Location:	Suisun City, CA

Home town:	Christiansburg
Current & past employers:	USAF
Education:	Community College of the Air Force (CCAF), University of Maryland-University College, Central Carolina Technical College, Solano Community College

This borrower member posted the following loan description, which has not been verified:

I'm a SSgt in the USAF. I've been in for 9 years now. I get a paycheck every 2 weeks and no chance of being laid off. I've never missed or have been late on a payment in my life. I've worked very hard on keeping a flawless credit and I will take on whatever it takes to keep it that way. Thanks

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,558.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402013	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402013. Member loan 402013 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	16.17%
Length of employment:	n/a	Location:	Monroe, LA

Home town:
Current & past employers:
Education:	Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I have no other debt except my auto loan, 1 credit card and 2 low-limit store cards. I can also have my wife as a co-borrower who has only 1 credit card and 1 store card.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,207.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402034	$10,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402034. Member loan 402034 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	General Motors	Debt-to-income ratio:	5.41%
Length of employment:	12 years 8 months	Location:	Harrison Twp., MI

Home town:	Harrison Township
Current & past employers:	General Motors, Johnson Controls
Education:	Wayne State University, New York Institute of Technology-Ellis College

This borrower member posted the following loan description, which has not been verified:

I am having surgery in 2 weeks. I need to pay it off by then in order to receive it.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	31	Months Since Last Delinquency:	11
Revolving Credit Balance:	$21,244.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402045	$3,250	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402045. Member loan 402045 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	GAP	Debt-to-income ratio:	13.80%
Length of employment:	7 months	Location:	Bronx, NY

Home town:
Current & past employers:	GAP
Education:	CUNY Bronx Community College

This borrower member posted the following loan description, which has not been verified:

To Whom This May Concern: I am a college student who is planning to major in Nursing. I would like to pay off my credit cards and just pay 1 monthly payment. This will ease my debt anxiety and allow me to concentrate on my school work.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,136.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402067

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402067	$12,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402067. Member loan 402067 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Mission Restaurant Supply	Debt-to-income ratio:	12.21%
Length of employment:	8 years 10 months	Location:	san antonio, TX

Home town:	Corpus Christi
Current & past employers:	Mission Restaurant Supply
Education:	The University of Texas at Austin, Del Mar College

This borrower member posted the following loan description, which has not been verified:

I have run up credit card debt over the years that doesn't seem to go away!! I have worked for the same company for almost 9 years straight out of high school. I started at the bottom cleaning a warehouse while attending college. I went back and forth from working full time to part time trying to balance livening expenses, collage, and having a life all while running up credit card debt and moving up in our company. Nine years later I have moved up to the lead tech job that pays a good amount of money and will hopefully become the service manager in the upcoming year. I also got my state license this year in commercial air-conditioning and refrigeration. The company I work for continues to grow and hire people on even in this shaky economic environment. Running up credit card debt didn't seem like a big deal at first but 9 years later I have over 12.000 in debt. I have a credit score in the mid 700's and have never made a late payment in my life. I have tried rolling all my debt into zero percent cards but never can get them paid off in a year and end up with a worst interest rate. I would like to get a personal loan to pay off both my cards at a good rate given my stable job, credit score, and personal belief that a mans word is what he should stand behind.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,568.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402079	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402079. Member loan 402079 was requested on May 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Integrated Access Solutions Inc.	Debt-to-income ratio:	17.95%
Length of employment:	3 years 3 months	Location:	LAGUNA HILLS, CA

Home town:	Reseda
Current & past employers:	Integrated Access Solutions Inc.
Education:	Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

Thank you. I want to purchase my first home and pay off my debts, but the interest rates are exorbitant and only getting worse.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	54
Revolving Credit Balance:	$12,964.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402131	$8,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402131. Member loan 402131 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,460 / month
Current employer:	CRESTMONT CADILL AC	Debt-to-income ratio:	20.65%
Length of employment:	9 years 4 months	Location:	parma, OH

Home town:	Shaker Heights
Current & past employers:	CRESTMONT CADILL AC, ganley honda
Education:

This borrower member posted the following loan description, which has not been verified:

i would just like to get all my bills together and make one payment at a lower rate,i plan on getting married in the next 3 to 5 years and would like to have a clean slate so i am able to purchase a house after we are married,and from seeing this on my local news station i have seen how well it has worked,so id like to try this and get away from the high credit card intrest rates,i have always been on time with all my bill paying ,but i cant seem to get out from under the credit cards

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	63
Revolving Credit Balance:	$11,987.00	Public Records On File:	1
Revolving Line Utilization:	98.30%	Months Since Last Record:	55
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402133	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402133. Member loan 402133 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	WWL-TV	Debt-to-income ratio:	0.00%
Length of employment:	1 year 2 months	Location:	New Orleans, LA

Home town:	New Orleans
Current & past employers:	WWL-TV, Simolina Bistro Italia
Education:	Loyola University New Orleans

This borrower member posted the following loan description, which has not been verified:

This is to cover my final semester's tuition. P.S. Soon I will be consolidating my loans from college.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402219	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402219. Member loan 402219 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,929 / month
Current employer:	Convergys	Debt-to-income ratio:	14.46%
Length of employment:	10 months	Location:	BARTLESVILLE, OK

Home town:	Arkansas City
Current & past employers:	Convergys, JCPenney, Lowe's
Education:

This borrower member posted the following loan description, which has not been verified:

Pay for attorney fees.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,251.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402222	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402222. Member loan 402222 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,821 / month
Current employer:	Simon & Schuster Inc./Total Warehouse	Debt-to-income ratio:	6.03%
Length of employment:	24 years 8 months	Location:	Maple Shade, NJ

Home town:	Camden
Current & past employers:	Simon & Schuster Inc./Total Warehouse, Sports Authority, Home Depot
Education:	Philadelphia University

This borrower member posted the following loan description, which has not been verified:

My wife and I both have full-time jobs and have been unable to get any direct finacial aid for my daughters educations, We are paying for their first two years at Burlington County Community College, As they transfer, they will need to get educational loans of their own. One daughter is graduating from highschool and the other has two semesters to go at BCC. Our credit is good and we have just finished refinancing our mortgage under one of the Stimulus Plan programs. We would also like to pay off some higher interest credit cards. We are looking at a lower interest personal loan to accomplish this. Thank you.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,754.00	Public Records On File:	1
Revolving Line Utilization:	41.00%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402226	$2,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402226. Member loan 402226 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Garner Manufacturing	Debt-to-income ratio:	6.82%
Length of employment:	3 years	Location:	Chickamauga, GA

Home town:	Chattanooga
Current & past employers:	Garner Manufacturing, REIC
Education:

This borrower member posted the following loan description, which has not been verified:

This is to help me with the purchase of my first home.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,255.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 402240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402240	$1,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402240. Member loan 402240 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Trinity Industries	Debt-to-income ratio:	5.31%
Length of employment:	6 years 5 months	Location:	new orleans, LA

Home town:	new orleans
Current & past employers:	Trinity Industries
Education:	Dillard University

This borrower member posted the following loan description, which has not been verified:

Hi lenders, responsible,honest, student here in need of a loan to help with my educational needs. all my bills are current,payments on time with no neg on my report.never filed br.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$754.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402277	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402277. Member loan 402277 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	15.16%
Length of employment:	5 years	Location:	Winnsboro, TX

Home town:	Sulphur Springs
Current & past employers:	Dr. Kim Burlingham
Education:	Northeast Texas Community College

This borrower member posted the following loan description, which has not been verified:

I have saved for this surgery- it is cosmetic but this is the amount that I am short. I already have a surgery date and everything else is ready to go. I am not a vain person- I really do need this surgery to feel ok with myself. Your help would be greatly appreciated. Thank you.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,415.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402286	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402286. Member loan 402286 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Professional Photographer and Computer Consultant	Debt-to-income ratio:	0.26%
Length of employment:	5 years	Location:	FORT LAUDERDALE, FL

Home town:	Greenville
Current & past employers:	Professional Photographer and Computer Consultant, Verio.com, highwaytechnologies.com, ecometry.com
Education:

This borrower member posted the following loan description, which has not been verified:

I came across this using Lending Tree and thought, why not? I am accustom to numerous banks of which I am good standing with but I recently sold my vehicle, in order to go more "green" and the person who bought it went through heck to get her loan. I am hoping to avoid customer service nightmares on my next purchase and really love the forward thinking this site/service offers. I have A+ credit (scores are 700+ and accounts in good standing, no bankruptcy, low debt-to-income, etc). I am responsible, professional, and know my limits. If this system works well for me, I intend to become an investor myself at some point.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	7
Revolving Credit Balance:	$287.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402296	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402296. Member loan 402296 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	CLEAN TILE AND CARPET	Debt-to-income ratio:	0.00%
Length of employment:	5 years 6 months	Location:	MURRIETA, CA

Home town:	SAN DIEGO
Current & past employers:	CLEAN TILE AND CARPET
Education:	UNIVERSITY OF PHOENIX

This borrower member posted the following loan description, which has not been verified:

Business Loan for Existing Business, Loan will be used for new division of the business. Carpet and Tile and Cleaning Residential was existing business, we are branching into the hospitatlity industry purchasing an existing company and asset list.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402318	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402318. Member loan 402318 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	River Trails Park District	Debt-to-income ratio:	16.88%
Length of employment:	8 years	Location:	Mount Prospect, IL

Home town:	Mount Prospect
Current & past employers:	River Trails Park District
Education:	University of Wisconsin Whitewater

This borrower member posted the following loan description, which has not been verified:

I am a College Student who also works, I am considered part time although I have full time hours (40).

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,115.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 402333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402333	$16,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402333. Member loan 402333 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	3.39%
Length of employment:	n/a	Location:	visalia, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

My spouse and I are seeking a loan to make our home handicap assessable. Our credit rating is excellent, and we have viable income to support the loan terms.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1974	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,694.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402464	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402464. Member loan 402464 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Frito-Lay	Debt-to-income ratio:	13.54%
Length of employment:	2 years 7 months	Location:	Green Bay, WI

Home town:	Green Bay
Current & past employers:	Frito-Lay
Education:

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$919.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 402478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402478	$6,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402478. Member loan 402478 was requested on May 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,958 / month
Current employer:	HBUHSD	Debt-to-income ratio:	3.07%
Length of employment:	6 years 11 months	Location:	Tustin, CA

Home town:	Philadelphia
Current & past employers:	HBUHSD
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Dear Lending Club Lenders: I am a current Prosper borrower with an excellent credit profile and with an excellent re-payment history. I have 3 payments left on my current 3 year Prosper loan which I have never been late in making payments on. Also, this is evidenced by my credit history, of which I only have 4 tradelines including the Prosper loan. I am a first time homeowner having just purchased my home at the end of last year. I purchased my house as-is knowing I would need to replace all the flooring which is worn-out and damaged. I have received several estimates and they are all in the $6800-8000 range. This investment would improve my home greatly, in both liveability and value. I am well within the DTI guidelines including my mortgage and will have no problems repaying the loan off on time, as evidenced by my last/current loan. I have been empployed in the same profession for over 25 years, have minimal debt, and the same car for the last 7 years which is paid off. I enjoy spending my free time at home and being able to replace the flooring would make my home more livable and enjoyable.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,820.00	Public Records On File:	1
Revolving Line Utilization:	67.90%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402483	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402483. Member loan 402483 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Packaging Consultants Inc.	Debt-to-income ratio:	12.06%
Length of employment:	2 years 2 months	Location:	BARRINGTON, RI

Home town:	Hanover
Current & past employers:	Packaging Consultants Inc.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to cover living expenses for the last few months of school.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,482.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402547	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402547. Member loan 402547 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Kidz First Therapy	Debt-to-income ratio:	18.46%
Length of employment:	5 years 7 months	Location:	Longview, TX

Home town:	Longview
Current & past employers:	Kidz First Therapy, Sabine Valley Early Childhood Intervention
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

Have small business, cash flow is problem with Insurance companies delaying reimbursement. Not in my control to bring in money at a faster rate, have hired 4 new part time therapist and work load has increased, cash flow down 35%. We do the work, and eventually will be paid and have been successful over the past five years. Just no cash flow with any consistentcy. I am only full time employee and other eight are all independent contractors that are paid only when they do the work. Business is run out of the home and overhead is minimal. Clients are seen in home and we provide high quality services of Physical and Occupational Therapy to a rural area in NE Texas. Most of our families can barely make it to the doctor for visits and we sometimes provide transportation to them so it will happen. Have been therapist thirty one years and our clients come first, the training of our therapist comes second and we are devoted to our families.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,801.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402555	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402555. Member loan 402555 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Saul Ewing LLP	Debt-to-income ratio:	19.49%
Length of employment:	1 year 3 months	Location:	ORELAND, PA

Home town:	Philadelphia
Current & past employers:	Saul Ewing LLP, Dechert LLP, Duane Morris LLP
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I have a number of credit cards that have high APRs that I am struggling to pay down. With two jobs, two children and a wife in school who only works two nights a week, we have gotten behind on paying the cards. Currently we pay almost 600 a month to three cards but we are not making a dent in the total.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,890.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402561	$18,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402561. Member loan 402561 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	eastern sun auto	Debt-to-income ratio:	5.99%
Length of employment:	30 years	Location:	succasunna, NJ

Home town:	West Caldwell
Current & past employers:	eastern sun auto
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to transfer a balance from an existing credit card and need at least a year to pay off the balance. Most offers are at 6 months. We both work and own a home and are in good standing with creditors our average fico score is approx 720.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,371.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402567	$2,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402567. Member loan 402567 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	GRANITE STATE SHUTTLE SERVICE	Debt-to-income ratio:	22.87%
Length of employment:	1 month	Location:	REVERE, MA

Home town:	malden
Current & past employers:	GRANITE STATE SHUTTLE SERVICE, burke's express
Education:

This borrower member posted the following loan description, which has not been verified:

i had a procedure done ,of which not all expenses were covered by insurance

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,902.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402568	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402568. Member loan 402568 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	GE W & PT	Debt-to-income ratio:	17.75%
Length of employment:	9 years	Location:	Lakeland, FL

Home town:	Madras
Current & past employers:	GE W & PT, Navesys Inc.
Education:	Rollins College

This borrower member posted the following loan description, which has not been verified:

I am looking for temporary relief for working capital as I will be receiving $300,000 from an SBA loan and $550,000 from a shelf corporation by end of this month. The loan term can be 2 months just to be on the safe side. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,237.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402578	$8,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402578. Member loan 402578 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,275 / month
Current employer:	n/a	Debt-to-income ratio:	20.00%
Length of employment:	4 years	Location:	Hialeah, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a personal loan for my school expenses and to consolidate my debt. Please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,537.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402600

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402600	$1,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402600. Member loan 402600 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,217 / month
Current employer:	dhl express	Debt-to-income ratio:	2.46%
Length of employment:	9 years 6 months	Location:	los angeles, CA

Home town:	Los Angeles
Current & past employers:	dhl express
Education:

This borrower member posted the following loan description, which has not been verified:

our bathroom floor needs repair new floor boards from water damage from a broken pipe. I will use the loan to to repair our bathroom floor and broken pipe. I am a very hard working person who is very reliable and responsible. and who is honest.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	60
Revolving Credit Balance:	$2,076.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402620	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402620. Member loan 402620 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,873 / month
Current employer:	Self	Debt-to-income ratio:	4.14%
Length of employment:	8 months	Location:	Austin, TX

Home town:	El Paso
Current & past employers:	Self, Prudential Financial
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I owned a very successful insurance office for 17 years before selling out to my partner a few years ago. I've been working on an insurance start-up for about 8 months. We launched in March and began selling in earnest mid April. We wrote policies in April worth about $65,000 in commissions to us. My experience tells me that at least half of this business will actually make it thru underwriting so eventually we'll see about $33k in commissions from April sales activity. Our problem is cash flow. We're spending around $10k per month on payroll and marketing and it takes about 90 days to get a policy thru underwriting. I'd like to recruit several more sales agents but I can't support that kind of negative cash flow for several months before we get paid without some additional working capital. The money will be used to hire and pay additional sales agents, plus the the marketing budget required to keep the agents busy with new leads. We're based in Austin, TX. My partner has an MBA from UT Austin. Our first sales agent has 8 years of experience and is very good at her job, as you can tell from her April sales performance. If this works out for us I'd like to become a lender to give other Lending Club entrepreneurs/borrowers a shot at success. We expect to pay off the loan by the end of 2010, possibly sooner. Thanks for your help.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$26,438.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402656	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402656. Member loan 402656 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	cook county dept of corrections	Debt-to-income ratio:	11.21%
Length of employment:	18 years	Location:	MATTESON, IL

Home town:	Chicago
Current & past employers:	cook county dept of corrections, Northern Trust Corp.
Education:	Moraine Valley Community College

This borrower member posted the following loan description, which has not been verified:

auto loan

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,861.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402671	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402671. Member loan 402671 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	Highlands Grill	Debt-to-income ratio:	24.25%
Length of employment:	1 year	Location:	Woodstock, GA

Home town:
Current & past employers:	Highlands Grill
Education:	Kennesaw State University, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am 23 years old, have over 4 years of good credit history, and still trying to complete my college education. My parents do not contribute to my education, however, because I am not 24 years old yet, my federal assistance is based on their income and expected contributions. I do not receive much in stafford loans, and receive no financial aid otherwise because of my parents income. I have only a year left of school, and am trying to balance classes, a job, paying for: tuition, books, supplies, utilities, rent and bills, and unfortunately the small amount of money that I get from stafford loans is not enough to cover everything. I'd like to finish school within a year, but without a loan it has become increasingly hard. I am a responsible person, and will be able to pay off my loan without defaulting or missing payments.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,360.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 402687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402687	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402687. Member loan 402687 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Retired	Debt-to-income ratio:	6.20%
Length of employment:	n/a	Location:	Shillinton, PA

Home town:	Dominican Republic
Current & past employers:	Retired, Puerto Rico Goverment
Education:

This borrower member posted the following loan description, which has not been verified:

I just move to Pensilvania from Puerto Rico and need the money to buy all the furniture and pay for the moving charges. I already have an apartment but my bank account is from Banco Popular in Puerto Rico and I hope that's not a problem.I'm just a retired woman looking for having a nice change in her life,I'm really responsable, I hope you can help me! Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402690	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402690. Member loan 402690 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	American Health Imformation Management Association	Debt-to-income ratio:	15.76%
Length of employment:	3 years 3 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	American Health Imformation Management Association, Premier Inc., Humphreys Inc.
Education:	Morton College, Moraine Valley Community College

This borrower member posted the following loan description, which has not been verified:

I would like to re-finance a credit card balance.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,960.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 402705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402705	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402705. Member loan 402705 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Denver Health	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	DENVER, CO

Home town:	Hammond
Current & past employers:	Denver Health, Arapahoe County, Urban Peak, Alternative Youth Adventures
Education:	University of Montana, University of Denver, Regis University, Colorado College, Community College of Denver

This borrower member posted the following loan description, which has not been verified:

The offer I was quoted on lending tree indicated a three year loan....I was wondering if there were penalties for paying the loan off sooner. Thanks

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402728	$12,250	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402728. Member loan 402728 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Linkus (Contracted)	Debt-to-income ratio:	14.70%
Length of employment:	1 month	Location:	MCKINLEYVILLE, CA

Home town:	Willow creek
Current & past employers:	Linkus (Contracted), West Coast Auto, Times Standard, Mid City Motor World
Education:	Trinity

This borrower member posted the following loan description, which has not been verified:

Hi my name is Justin. I recently started a new job as a contracted satellite technician and need a new work vehicle. I currently have a financed 2000 dodge dakota single cab truck that i bought originally for 15,000. I now owe 4500 on the loan, but have found the truck to be rather small for the job. I live in a very rural area with many dirt roads and need a 4 wheel drive truck large enough to carry all necessary equipment. If funded, I plan on paying off the dodge and selling it. I recently found a dependable truck for a very reasonable price. My credit is good and i have always paid off all credit cards and loans on time, paying at least double the minimum payments on credit cards when possible. I want to buy a house someday and have no intentions on ruining my credit. Last employed as manager of a local auto repair shop for 1.5 years. Thank you for the opportunity to better myself and my new career.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,120.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402750	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402750. Member loan 402750 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	4.25%
Length of employment:	3 months	Location:	Riverside, CA

Home town:	San Bernardino
Current & past employers:	Self Employed, Richmond American Homes
Education:

This borrower member posted the following loan description, which has not been verified:

My mom passed away suddenly and unexpectedly. As many of you know funerals can be expensive. Even with keeping it to graveside services only, doing our own memorial handouts and bringing flowers from home, it still came to $6000.00. All my money is in a business startup and because it's new and I'm now self employed banks are just not loaning. My vehicle is almost paid off but I still won't get enough to cover the funeral costs. We buried her yesterday and the funeral home will only hold check till today. Please help...

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	2
Revolving Credit Balance:	$12,316.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402765	$14,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402765. Member loan 402765 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,725 / month
Current employer:	FATIGATI NALIN AND ASSOC	Debt-to-income ratio:	12.59%
Length of employment:	8 years 2 months	Location:	CARNEGIE, PA

Home town:	Glassport
Current & past employers:	FATIGATI NALIN AND ASSOC, FISERV, MELLON NETWORK SERVICES, M&I DATA SERVICES (METAVANTE DATA SERVICES), EQUIBANK
Education:

This borrower member posted the following loan description, which has not been verified:

It was 18 months ago that I moved from my previous home and put it on the market for sale. I have FINALLY received an offer from a qualified buyer. However, the proceeds from the sale will not be enough to satisfy my mortgage at closing. I see this loan as a way to close the gap and be able to move forward with the sale of my old house. Selling this house will free-up approximately $1,000 currently paying the monthly mortgage and insurance premium in addition to minimal utility costs. As such, I feel it should be easy to quickly pay this loan by making substantial monthly payments to the principle. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,887.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402800	$8,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402800. Member loan 402800 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	WellCare Health Plans	Debt-to-income ratio:	14.86%
Length of employment:	2 years	Location:	Valrico, FL

Home town:	Detroit
Current & past employers:	WellCare Health Plans
Education:	Tampa College

This borrower member posted the following loan description, which has not been verified:

Looking to get rid of a major credit card and reduce it with a better rate.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	49
Revolving Credit Balance:	$27,648.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402807	$11,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402807. Member loan 402807 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Douglass Nissan	Debt-to-income ratio:	5.55%
Length of employment:	2 months	Location:	Bryan, TX

Home town:	Kearns
Current & past employers:	Douglass Nissan, Lithia Motors
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan in order to consolidate the non-student loan debt I accumulated while in college. I was an out-of-state athlete, and used credit to cover expenses not covered by scholarships or grants during my years in school. Now that I am able to work (my sport took excessive amounts of time and I could only work part-time in the summer, and only in summers I wasn't competing) I have no problem with my debt load, but would like to simplify my budget and make one payment rather than three or four. Another reason is that two of my cards have decided to spike interest rates due to "economic conditions," and I would rather pay a fixed rate than an outrageous, variable one. Since graduation, I have been able to obtain and hold a steady, well paying job, especially given my cost of living. I just signed another lease that secures my rent at just $200 a month until August 2010, so most of my income can be donated to debt reduction. In terms of credit history, I learned from an early age how important credit history is, and have never been late on any payment. I don't plan on starting that trend any time soon (a house being a purchase I plan on making 3 or 4 years from now). Thank you for your support and I'll be happy to answer any of your questions.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,499.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402826	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402826. Member loan 402826 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	St. Edward Mercy Medical Center	Debt-to-income ratio:	5.70%
Length of employment:	2 years	Location:	Barling, AR

Home town:	Batesville
Current & past employers:	St. Edward Mercy Medical Center, AMR
Education:	University of Arkansas at Fort Smith

This borrower member posted the following loan description, which has not been verified:

I am looking to finance updating my kitchen with new cabinets, countertops, fixtures, and appliances and also landscaping the yard and building a new privacy fence. I am in the medical field and have excellent job stability. I have good credit, I have never been late on a payment due.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,471.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402839	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402839. Member loan 402839 was requested on May 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Katz Media Group	Debt-to-income ratio:	0.34%
Length of employment:	1 year	Location:	Van Nuys, CA

Home town:	Van Nuys
Current & past employers:	Katz Media Group, Dot Graphics, Tower Records
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

On the day of my high school graduation, I had a consultation with a plastic surgeon about getting the hump on my nose removed. I got a part time job when I was in college, and saved up until I saw an ad in the LA Weekly that said I could get my nose done for $3,500. I was so happy because I had the money, but I was also really naive to think that a legitimate procedure could cost such a small amount. Long story short, he ruined my nose, and I've always always regretted getting it done in the first place. Now I'm 26 and I've never lost sight of trying to fix what the first doctor did. I've found a really good doctor (who of course is substantially higher-priced), but I've paid off $12,000 in credit card debt over the last year in order to raise my credit score. I make $25,000 a year, and would have no problem making these payments. PLEEASSSEEE help me to finance this purchase. It would really really mean so much to me. Thanks for reading!! :)

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$350.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402873	$4,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402873. Member loan 402873 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Outback Steakhouse	Debt-to-income ratio:	9.27%
Length of employment:	7 months	Location:	Tampa, FL

Home town:	Methuen
Current & past employers:	Outback Steakhouse, Jackson's Bistro, Tampa, Jason Ciofalo Law, Dr. John D. Doykos, AutoZone Inc.
Education:	The University of Tampa

This borrower member posted the following loan description, which has not been verified:

Very responsible indidvidual. I have 2 jobs currently, as well as working as a barber on the side, and working as a lawyer's assistant as well. Ultimately I have 4 sources of income, and support from my parents also. I have already completely paid off my $15,000 car loan I received from capital one auto loans. I plan on making more than minimum payments monthly, and will hopefully have the whole loan paid off months before the deadline.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,143.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402918	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402918. Member loan 402918 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Lux Properties & Investments, Inc.	Debt-to-income ratio:	0.80%
Length of employment:	2 years 3 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	Lux Properties & Investments, Inc., Freeman
Education:

This borrower member posted the following loan description, which has not been verified:

I'm using this money for a job on working on a driveway for a customer. I need the money to start the project.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$432.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 402942

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402942	$6,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402942. Member loan 402942 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,280 / month
Current employer:	STATE ATTORNEY'S OFFICE	Debt-to-income ratio:	14.43%
Length of employment:	16 years 2 months	Location:	GAINESVILLE, FL

Home town:	Gainesville
Current & past employers:	STATE ATTORNEY'S OFFICE, STATE OF FLORIDA
Education:

This borrower member posted the following loan description, which has not been verified:

just want to pay off credit cards and close the accounts.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	34
Revolving Credit Balance:	$13,290.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402962	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402962. Member loan 402962 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Tyco International	Debt-to-income ratio:	1.48%
Length of employment:	1 year	Location:	Riverdale, NJ

Home town:
Current & past employers:	Tyco International, Morgan Stanley
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

My fiance and I are looking to pay for our wedding expenses. We both have excellent income streams and secure jobs in professional industries and we need a lump sum at once to be paid back monthly.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,157.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402979	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402979. Member loan 402979 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	CFAW	Debt-to-income ratio:	13.36%
Length of employment:	4 years	Location:	Leesburg, FL

Home town:	Seabrook
Current & past employers:	CFAW
Education:

This borrower member posted the following loan description, which has not been verified:

Adding on to my home to increase it's value. I plan on living in our home till my 13 yr old is done with college so we need to make it meet our needs. I'm a very responsible borrower and have never made a late payment on anything for the past 20 yrs. My bank I have been with for 14 yrs is not doing any personal lending so that's why I'm giving this a shot. This is not something I have to do, I just would like to do this project. So if I can get a fair loan deal for the amount I need to complete the work I'm ready. Thanks!

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,101.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402988	$14,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402988. Member loan 402988 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Ropes and Gray LLP	Debt-to-income ratio:	10.21%
Length of employment:	10 years	Location:	ROSLINDALE, MA

Home town:	Boston
Current & past employers:	Ropes and Gray LLP
Education:	Cambridge College

This borrower member posted the following loan description, which has not been verified:

Dear Sir/Madam: I am gainfully employed and seeking to consolidate and payoff my debt in two years not more than 3 years. Kind regards - Vogal James

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,057.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402990	$10,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402990. Member loan 402990 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Distinctive Homes of Southwest Florida, Inc	Debt-to-income ratio:	15.83%
Length of employment:	25 years	Location:	Bonita Springs,, FL

Home town:
Current & past employers:	Distinctive Homes of Southwest Florida, Inc
Education:	Just High School

This borrower member posted the following loan description, which has not been verified:

I would like to pay off high interest credit card debt. You know what the banks are doing with higher rates and fees even when you pay on time. I have reduced my debt by almost $100,000.00 in the last 18 months. Bank of America has raised their rates and fees. I would like to pay them off and close the accounts. Because of this my credit score has gone down from 740 to around 700.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	45
Revolving Credit Balance:	$38,773.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403002	$1,750	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403002. Member loan 403002 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$500 / month
Current employer:	n/a	Debt-to-income ratio:	15.40%
Length of employment:	n/a	Location:	Sacramento, CA

Home town:	Mesa
Current & past employers:	Dell Inc., Nacht and Lewis Architects, McCoy Investigations, Cost Plus World Market
Education:	California State University-Sacramento (CSUS), Las Positas College, Humboldt State University

This borrower member posted the following loan description, which has not been verified:

I am almost done with school, and I need just a bit more in order to finish my last credits. I am looking to be an investigator or perhaps enlist and join the military police, but I need just a bit more help to finish.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	14
Revolving Credit Balance:	$833.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403014	$18,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403014. Member loan 403014 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Marbles Kids Museum	Debt-to-income ratio:	16.34%
Length of employment:	11 years 5 months	Location:	Raleigh, SC

Home town:	Raleigh
Current & past employers:	Marbles Kids Museum
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

My Wife and I are trying to pay off a large federal income tax bill that we have and some other debt with high interest rate into a loan with a lower interest rate where we can make payments over a longer time than the tax installment requires. My Wife and I have paid off a great deal of debt over the last two years and this is the remaining portion that we have. We would like to be debt free at the time this loan is paid off

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	41
Revolving Credit Balance:	$27,862.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403018	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403018. Member loan 403018 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Autonomy	Debt-to-income ratio:	0.50%
Length of employment:	4 years	Location:	Boston, MA

Home town:	Morristown
Current & past employers:	Autonomy, Oasis Semiconductor
Education:	Wentworth Institute of Technology

This borrower member posted the following loan description, which has not been verified:

This loan will be used to make the final payment of a year long renovation of two rooms in my condo. The project ended up costing more then estimated and this loan will make up for the shortfall on my end. I have an excellent credit rating and only one credit card with a balance that I do not use and am paying off. I do have savings and a 401k that I could use but would like to keep for emergencies and eventual retirement. I have a steady full time job and the company I work for is doing very well. I see no prospect of loosing my job anytime soon. I would expect to pay this loan off within 6 months. Thank you, Chad Rosner

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,599.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403048	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403048. Member loan 403048 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,333 / month
Current employer:	integrity financil	Debt-to-income ratio:	17.10%
Length of employment:	8 years	Location:	los angeles, CA

Home town:
Current & past employers:	integrity financil
Education:	UCLA Anderson School of Management

This borrower member posted the following loan description, which has not been verified:

This loan will be used to???????????????????????????????? assist me with medical bills for my sister who has recently overcome a bout with cancer (sarcoma) of her colon. My sister has meant the world to me. When I was sick it was her that came to my aide....not just physically but psychologically. Without her, I do not know how I could have existed. I am an older person looking forward to retirement. All of her medical costs have fallen onto my shoulders. Although, I am handling them I could use some help.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1976	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$304,290.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 403068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403068	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403068. Member loan 403068 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Office Furniture World	Debt-to-income ratio:	7.81%
Length of employment:	3 years 4 months	Location:	Rohnert Park, CA

Home town:	Santa Rosa
Current & past employers:	Office Furniture World
Education:	Santa Rosa Junior College

This borrower member posted the following loan description, which has not been verified:

I want to start up a new and used office furniture dealership. I have almost 4 years experience in the industry and have been highly successful. There are many opportunities to buy used office furniture for pennies on the dollar and resale them at huge profit margins. Given the current economic climate, business leaders/owners are in the market more so now then ever for USED office furniture and not so much for new.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,929.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403091	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403091. Member loan 403091 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,132 / month
Current employer:	CSAA	Debt-to-income ratio:	23.11%
Length of employment:	5 years 8 months	Location:	Colorado Springs, CO

Home town:	Iron River
Current & past employers:	CSAA
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I'm looking to refinance credit card debt on a card that went from 12% to 33% with no explanation and for no reason. I have never made even a single payment late on any debt nor have I been over limit.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,811.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403101	$18,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403101. Member loan 403101 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	12.91%
Length of employment:	12 years 2 months	Location:	Doyline, LA

Home town:	Boston
Current & past employers:	United States Postal Service, United States Air Force
Education:	Dekalb Community College of Georgia

This borrower member posted the following loan description, which has not been verified:

My name is Theresa A. Glavin and I would like this loan so that I may consolidate all my debt into one payment; therefore, reducing my interest payments and getting my debt paid off. I have been working for the United States Postal Service for a little over 12 years. My annual gross income is just over 50,000. I feel I am a good candidate because I have a good, stable job with a decent income. I will be able to repay this loan and save hundreds of dollars in interest payments. By paying off my debt and having just one simple payment to make, my life would be less stressful. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,072.00	Public Records On File:	1
Revolving Line Utilization:	83.20%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 403109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403109	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403109. Member loan 403109 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Self	Debt-to-income ratio:	10.94%
Length of employment:	17 years 8 months	Location:	Traverse City, MI

Home town:	Duncanville
Current & past employers:	Self
Education:	Southern Nazarene University

This borrower member posted the following loan description, which has not been verified:

Hi, I'm looking to build a home in the beautiful Traverse City, MI area. In the past I've been able to easily qualify for stated income loans for buying a house. Since the housing bust, those programs have all but dried up - the worthy borrowers were given a bad name by those who had no business taking out those loans. I finally found a source that will accommodate my needs, but they require a 30% down payment - this is a bit more cash than I have on hand. So I'm wanting to supplement this down payment with a short-term loan. My credit has historically been in the high 700's-800 range. I've never missed a bill payment in 17 years of being self-employed. On top of that, my industry is recession-proof. Half of my revenue is on long-tail commission sales, while the other half is very regular as well. Your money will be faithfully returned - rest assured!

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403112	$2,700	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403112. Member loan 403112 was requested on May 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Auto Insurance Specialists	Debt-to-income ratio:	9.36%
Length of employment:	8 years	Location:	san francisco, CA

Home town:	Bellflower
Current & past employers:	Auto Insurance Specialists, Marie Callenders
Education:	mount san antonio college, pasadena city college

This borrower member posted the following loan description, which has not been verified:

motorcycle loan for possibly 04-07 honda crf450r or yamaha yz450f

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	52
Revolving Credit Balance:	$15,200.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403169	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403169. Member loan 403169 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	josephine manning	Debt-to-income ratio:	10.66%
Length of employment:	15 years	Location:	los angeles, CA

Home town:	Miami
Current & past employers:	josephine manning
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I am proud to say that my niece and nephew have both been accepted into Cal State and UC Irvine! After their parents died, we assumed responsibility of raising the children. Their father was my brother. After a short period of time they were able to adjust to the changes. Now, after them both having over 3.8 GPA's, and being accepted into college, we need help with some of the costs. They are the only children in the family to go to college so alot of our hope lies within them.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$81,596.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403285	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403285. Member loan 403285 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,834 / month
Current employer:	Millenium Partners	Debt-to-income ratio:	7.56%
Length of employment:	6 months	Location:	MIAMI, FL

Home town:	Caxias do Sul
Current & past employers:	Millenium Partners, Downtown Athletic Club, New York Health and Racquet Club, University Place Physical Therapy
Education:	The Boston Conservatory, CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to be able to purchase a car reliable enough for my work needs. I am a personal trainer/ pilates private instructor and my husband is an event dj and we both rely on our own transportation. I have a great credit history and I am very responsible and dedicated to paying all my bills on time. Giving me this loan would be a huge help for me to take this next step with my life.

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,226.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403313	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403313. Member loan 403313 was requested on May 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,084 / month
Current employer:	mister natural services	Debt-to-income ratio:	11.09%
Length of employment:	8 years 9 months	Location:	glendale heights, IL

Home town:	jackson
Current & past employers:	mister natural services
Education:	William Rainey Harper College

This borrower member posted the following loan description, which has not been verified:

i really need to pay off some debt

A credit bureau reported the following information about this borrower member on May 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,456.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384219	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384219. Member loan 384219 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	7-Eleven	Debt-to-income ratio:	13.57%
Length of employment:	3 years 9 months	Location:	SAN BERNARDINO, CA

Home town:	Spencer
Current & past employers:	7-Eleven, Homeland Grocery Stores- in Oklahoma
Education:

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off high interest loans. I will pay on time each month and pay the minimum or more if possible. I really desire to keep a good credit score, so that I can eventually purchase a home. However, I will never be able to reach that goal if I can't get out from under this high interst debt. So please carefully consider my request and help me reach my goals. Thank you, Jason

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,614.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403366	$6,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403366. Member loan 403366 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,099 / month
Current employer:	n/a	Debt-to-income ratio:	19.44%
Length of employment:	n/a	Location:	Akron, OH

Home town:	Johnstown
Current & past employers:	n/a, B F Goodrich
Education:	Tri-County Community College

This borrower member posted the following loan description, which has not been verified:

I am a disabled retired senior who at the current rate of interest on this credit card will never pay it off. This money would pay it off and give me a fresh start making sure not to make the same mistake again. I have basically put myself into debt trying to help 2 very unfortunate friends from loosing everything in their lives due to circumstances beyond their control. I have no problem paying this bill, I would just like to know I will be able to pay it off in my lifetime.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,283.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403369	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403369. Member loan 403369 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	8.80%
Length of employment:	7 months	Location:	Richmond, VA

Home town:	Richmond
Current & past employers:	Self-Employed, Real Estate Appraiser (Current), Flemings Prime Steakhouse and Wine Bar (06-09)
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

If I receive this loan, I will use it to completely pay off my debt except for a small line that is at a good rate and will be at a minimal balance. I am currently transitioning from college and into the working world and this loan would be greatly beneficial to my financial situation.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,756.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403400	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403400. Member loan 403400 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	hawker beechcraft corporation	Debt-to-income ratio:	12.00%
Length of employment:	10 years 10 months	Location:	wichita, KS

Home town:	vandenberg afb
Current & past employers:	hawker beechcraft corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently locked in around 15% interest on my store credit card. I would like to reduce this rate using lendingclub. I have a history of on time payments and successful payoffs. I have a stable work history and have been making payments on my home for 3 years. I am a responsible borrower who takes care of my lenders.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,689.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 403442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403442	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403442. Member loan 403442 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Adecco	Debt-to-income ratio:	12.34%
Length of employment:	1 year 5 months	Location:	Santa Clara, CA

Home town:	Mt. View
Current & past employers:	Adecco
Education:	Heald College at San Jose

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate my credit card debts, and have one payment at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,548.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403462	$16,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403462. Member loan 403462 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,924 / month
Current employer:	US Government	Debt-to-income ratio:	13.97%
Length of employment:	23 years	Location:	Battle Creek, MI

Home town:	Albion
Current & past employers:	US Government
Education:	Siena Heights University

This borrower member posted the following loan description, which has not been verified:

I am currently employed full-time. I do not take my employment for granted, especially considering the current global economic situation. I pay my debts faithfully, paying on time and more than is required by the terms of the accounts; there aren't any late or missing payments. Rates and fees have continued to go up and, therefore, I would prefer to eliminate my debt completely.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,907.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403481	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403481. Member loan 403481 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,896 / month
Current employer:	US Department of Homeland Security TSA	Debt-to-income ratio:	18.49%
Length of employment:	6 years 9 months	Location:	Pembroke, NH

Home town:	Manchester
Current & past employers:	US Department of Homeland Security TSA
Education:	Hesser College

This borrower member posted the following loan description, which has not been verified:

I have a fair amount of unsecured debt as well as secured debt (mortgage) My credit rating is somewhere in the neighborhood of 744. I am trying to consolidate some high interest credit card debt

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,327.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 403517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403517	$24,250	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403517. Member loan 403517 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	16.73%
Length of employment:	4 years 2 months	Location:	durham, NC

Home town:	Lumberton
Current & past employers:	Self-Employed, Quintiles Transnational, PharmalinkFHI
Education:	UNC-Chape Hill, Durham Technical Community College

This borrower member posted the following loan description, which has not been verified:

I would like a loan to purchase a Mobile Home Park (MHP). I have been looking at investing in a MHP for over a year and a half. I would like to become own boss allowing me to attend a Master Program. I am interested in getting a Master in Clinical Research. I have experience property managing and home repair. I have been doing proeprty managing for just over 2 years, and home repair for about 9 years. Originally I gained my home repair experience by working on mobile homes. Since then I have also began working on $300k homes, while still working on mobile homes. The home repair business is my own private business. I started this business about 3 years ago and it has been running strong even through this tough economy. I usually work alone, but occasionally hire others to help me complete large jobs. I have an excellent credit score of 720. It should increase to 740, or more, in the next 30 days or so. I do not have any credit delinquencies. I am a very ambitious, honest, and hard working person. I would just like to become my own boss and attend school. This loan would be used as a down payment on a MHP. The bank will finance the rest of the loan. I have pre-qualified for $250k, I just need the down payment. If you have any question, just ask I would be happy to answer them.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	12
Revolving Credit Balance:	$6,526.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403526	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403526. Member loan 403526 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	17.80%
Length of employment:	1 year 8 months	Location:	Scottsdale, AZ

Home town:	Appleton
Current & past employers:	PricewaterhouseCoopers, Menasha Corporation
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I have a couple of credit cards that I am making payments on. I would like to consolidate my debt with a better rate.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403534	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403534. Member loan 403534 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,098 / month
Current employer:	US Federal Government	Debt-to-income ratio:	15.58%
Length of employment:	29 years 5 months	Location:	University Park, IL

Home town:	Chicago
Current & past employers:	US Federal Government
Education:	Benedictine University, Governors State University

This borrower member posted the following loan description, which has not been verified:

I would like to enhance my home by replacing the 21 years old wood deck with a 3 season room and brick patio.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	58	Months Since Last Delinquency:	21
Revolving Credit Balance:	$33,287.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403544	$24,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403544. Member loan 403544 was requested on May 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,142 / month
Current employer:	City of Fayetteville	Debt-to-income ratio:	21.72%
Length of employment:	28 years 11 months	Location:	Fayetteville, AR

Home town:	Fayetteville
Current & past employers:	City of Fayetteville, Sears and Roebuck
Education:	University of Arkansas at Fayetteville

This borrower member posted the following loan description, which has not been verified:

I have excellent credit and can pay this back in 36 months.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$153,462.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403548	$19,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403548. Member loan 403548 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Aggregate Knowledge	Debt-to-income ratio:	7.58%
Length of employment:	1 year	Location:	South San Francisco, CA

Home town:	Champaign
Current & past employers:	Aggregate Knowledge, University of Illinois
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I have debt that has accumulated, mostly as a result of moving cross-country for a better-paying job, which included having to sell my house at a significant loss. I am also getting married in a couple of months, and aside from the relief that would come from consolidating my bills into one payment, there'd also be the opportunity to start my new married life in a more responsible financial situation than that which I'm currently in. I'm a reliable borrower; I've never made a late payment in my life, and have always managed my debts responsibly. In addition, I have a well-paying, steady job, and live in an area where my skills are in extremely high demand (which is what made it worth the cost of moving here in the first place). A debt consolidation/wedding expenses loan would go a long ways towards helping me to start anew and improve my situation at a time when my life is supposed to be changing for the better. I'd be really appreciative of the help in making those improvements even greater by making my debts more manageable, and most importantly, giving me the "light at the end of the tunnel" that would come from knowing that everything would be paid off in only 3 years. I hope you'll find that I am a worthy candidate for a loan. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,006.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 211 dated May 11, 2009